UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

Check the appropriate box:

☒	Preliminary Information Statement

☐	Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))

☐	Definitive Information Statement

SIERRA RESOURCE GROUP, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	Fee not required

☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

SIERRA RESOURCE GROUP, INC.

9550 S. Eastern Avenue, Suite 253

Las Vegas, Nevada 89123

PRELIMINARY INFORMATION STATEMENT

October 2, 2012

Enclosed please find an Information Statement providing information to you regarding actions taken by our Board of Directors and by stockholders holding more than a majority of our voting power to authorize:

(1)	an amendment to our Articles of Incorporation increasing the shares of authorized common stock, par value $0.001 per share, from 460,000,000 to 990,000,000, consisting of:

a.	970,000,000 shares of Class A common stock

b.	10,000,000 shares of Class B common stock, and

c.	10,000,000 shares of preferred stock.

(2)	the adoption of the Sierra Resource Group Inc. 2012 Incentive Stock Plan.

These actions were approved by our Board of Directors and by approximately 51.60% of the outstanding shares of our Company entitled to vote, constituting the majority voting power necessary to approve these actions on September 7, 2012.

Nevada law and our Bylaws permit holders of a majority of the voting power to take stockholder action by majority written consent in lieu of a meeting of stockholders. In order to eliminate the costs and management time involved in holding a special meeting and in order to effect the proposed corporate actions as quickly as possible, we have proceeded with the corporate actions by obtaining a written consent to action from stockholders holding a majority of the voting power of the Company. Accordingly, we will not hold a meeting of our stockholders to consider or vote upon the foregoing actions as described in this Information Statement.

Your vote is not required to approve any of these actions, and the enclosed Information Statement is not a request for your vote or a proxy. We encourage you to read the attached Information Statement carefully, including the exhibits, for further information regarding these corporate actions which are going to be implemented by the Company. The accompanying Information Statement is furnished only to inform stockholders of the actions taken by written consent described above before they take effect in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended, which actions will be deemed ratified and effective at a date that is at least twenty (20) days after the date this Information Statement has been mailed or furnished to our stockholders.

This Information Statement is first being mailed on or about October 16, 2012 to all stockholders of record as of September 20, 2012 and we anticipate the effective date of the amendment to our Articles of Incorporation to be November 5, 2012, or as soon thereafter as practicable in accordance with applicable law. Pursuant to NRS § 78.200 on November 17, 2011 the Board of Directors approved the parameters for a Company qualified stock option plan and on June 7, 2012 adopted and approved the Sierra Resource Group Inc. 2012 Incentive Stock Plan. We anticipate that the effective date of the approval and adoption of the 2012 Incentive Stock plan by written consent of a majority of our stockholders will be on or about November 5, 2012.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

The accompanying Information Statement is for information purposes only, in compliance with Regulation 14C of the Securities Exchange Act of 1934, as amended. Please read the accompanying Information Statement carefully.

By Order of the Board of Directors

Very truly yours,

SIERRA RESOURCE GROUP, INC.

By:	/s/ J. ROD MARTIN
Name: J. Rod Martin Title: Chief Executive Officer

SIERRA RESOURCE GROUP, INC.

9550 S. Eastern Avenue, Suite 253

Las Vegas, Nevada 89123

PRELIMINARY INFORMATION STATEMENT

Pursuant To Section 14(c) of the Securities Exchange Act of 1934

Approximate Date of Mailing: October 16, 2012

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY.

GENERAL INFORMATION

This Information Statement has been filed with the Securities and Exchange Commission the (“SEC”) and is being furnished, pursuant to Section 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to the holders (the “Stockholders”) of the common stock, par value $0.001 per share (the “Common Stock”) and of the preferred stock, par value $0.001 per share (the “Preferred Stock”), of Sierra Resource Group, Inc., a Nevada corporation (the “Company”, “we”, “us” or “our”), as of September 20, 2012 (the “Record Date”), to notify the Stockholders of the following:

On September 7, 2012, pursuant to § 78.315 of the Nevada Revised Statutes (the “NRS”) and our Board of Directors unanimously approved and the holders of a majority of the outstanding shares of our Company entitled to vote approved by written consent the following actions:

(1)	an amendment to our Articles of Incorporation (the “Articles Amendment”), increasing the shares of our authorized capital stock from 460,000,000, to 990,000,000 of which 970,000,000 shall be designated our Class A Common Stock, par value $0.001, 10,000,000 shall continue to be designated our Class B Common Stock, par value $0.001, and 10,000,000 shall continue to be designated Preferred Stock, par value $0.001 per share of which 1,000,000 shares have been designated and issued as Series A Preferred Stock; a copy of the Certificate of Amendment of Incorporation effecting the Articles Amendment is attached to this Information Statement as Exhibit A.

(2)	the adoption of the Sierra Resource Group Inc. 2012 Incentive Stock Plan (the “2012 Incentive Stock Plan”) covering an aggregate of 250,000,000 shares of Class A Common Stock of the Company, which provides for the payment of various forms of incentive compensation to employees, consultants and directors of the Company; a copy of the 2012 Incentive Stock Plan is attached to this Information Statement as Exhibit B.

According to NRS §§ 78.320 and 78.390, a majority of the outstanding shares of voting capital stock entitled to vote on the matter is required in order to authorize the Articles Amendment.

The Board of Directors of the Company voted unanimously to implement the Articles Amendment because the Board of Directors believes that an increase to the number of authorized shares of the Company’s common stock and the authorization of shares of preferred stock will (i) to ensure that the Company is in compliance with requirements for reserve stock set forth in its loan agreements with Asher Enterprises Inc. and other lenders as more particularly described below; (ii) allow the Company to raise operating capital that may be needed in the short term to continue its operations while seeking sufficient funding to re-open mining operations at the Chloride Copper Mine; and (iii) provide the Company the ability to reserve further shares as required by the 2012 Incentive Stock Plan.

A copy of the Certificate of Amendment to the Articles of Incorporation effecting the Articles Amendment, in substantially the form to be filed with the Secretary of State of the State of Nevada, is attached to this Information

Statement as Exhibit A. The Certificate of Amendment will be effective when filed with the Nevada Secretary of State, on the earlier of: (i) 21 days from the date that this Information Statement is first mailed to the stockholders or (ii) such later date as approved by our Board of Directors, in its sole discretion.

Pursuant to NRS § 78.200 on November 17, 2011 the Board of Directors approved the parameters for a Company qualified stock option plan and on June 7, 2012 adopted and approved the Sierra Resource Group Inc. 2012 Incentive Stock Plan A copy of the 2012 Incentive Stock Plan is attached to this Information Statement as Exhibit B. In accordance with its own terms, the 2012 Incentive Stock Plan will be effective on the date 20 days after the date on which this Information Statement has been mailed to our stockholders.

The Company is not expected to experience a material tax consequence as a result of these actions. Increasing the number of authorized shares of the Company’s Common Stock, as well as issuing shares of Common Stock and stock options pursuant to the 2012 Incentive Stock Plan may, however, subject the Company’s existing stockholders to future dilution of their ownership and voting power in the Company.

NO VOTE OR OTHER CONSENT OF OUR STOCKHOLDERS IS SOLICITED IN CONNECTION WITH THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

VOTING INFORMATION

As of the Record Date we had authorized 450,000,000 shares of Common Stock (consisting of 440,000,000 shares of Class A Common Stock and 10,000,000 shares of Class B Common Stock) and 10,000,000 shares of Preferred Stock, of which 347,833,085 shares of Class A Common Stock and 1,000,000 shares of Series A Preferred Stock were issued and outstanding. Each share of Class A Common Stock has one vote and each share of Series A Preferred Stock has 350 votes. Unless otherwise specifically indicated, all references in this Information Statement to “Common Stock” are to the Company’s Class A Common Stock.

As of the Record Date and pursuant to NRS § 78.320, the Company received the written consent in lieu of a meeting of stockholders from the holders of 1,000,000 shares of our Series A Preferred Stock (representing 350,000,000 votes) and 10,106,000 shares of our Class A Common Stock (collectively, the “Majority Stockholders”), which represents approximately 360,106,000 votes or 51.60% of the total votes outstanding, authorizing the Articles Amendment and adopting the 2012 Incentive Stock Plan. Accordingly, your vote is not required and is not being solicited in connection with the approval of these actions.

The written consent of the Majority Stockholders satisfies the stockholder approval requirement pursuant to the applicable sections of the NRS and our Company’s Bylaws for the actions described in this Information Statement. Pursuant to Rule 14c-2 under the Exchange Act, the actions will not be effective until a date at least 20 days after the date on which this Information Statement has been mailed to stockholders. We anticipate that these actions will be effected on or about the close of business on November 5, 2012 (the “Effective Date”).

ACTION NO. 1

AMENDMENT TO ARTICLES OF INCORPORATION

INCREASING AUTHORIZED COMMON STOCK

General

Our Board of Directors and the Majority Stockholders have approved the filing of an Amendment to our Articles of Incorporation to authorize an increase in our capital stock from 460,000,000 shares to 990,000,000 shares; of which 970,000,000 shares are designated our Class A Common Stock, 10,000,000 shares continue to be designated our Class B Common Stock and 10,000,000 shares continue to be designated our Preferred Stock. The Articles Amendment does not change the par value of our Common Stock and or the terms of issuance of the Preferred Stock, which may be continue to be issued from time to time in one or more series by our Board of Directors. Our Board of Directors will continue to be expressly authorized to provide, by resolution(s) duly adopted by it prior to issuance, for the creation of each such series and to fix the designation and the powers, preferences, rights, qualifications, limitations and restrictions relating to the shares of each such series of Preferred Stock.

The form of the Articles Amendment that will be filed with the Secretary of State of the State of Nevada is attached hereto as Exhibit A and is anticipated to be filed on the Effective Date. Our Stockholders are urged to read the Articles Amendment carefully as it is the legal document that governs the amendment to our Articles of Incorporation. The description of the Articles Amendment set forth herein summarizes the principal provisions of the Certificate of Amendment the Company intends to file with the Secretary of State of Nevada but does not purport to be complete; it is qualified in its entirety by reference to the text of the Articles Amendment as set forth in Exhibit A.

Reasons for the Increase in Authorized Common Stock

The Company has entered into a series of agreements with Asher Enterprises Inc. and with Grand View Ventures LLC, the Oak Street Trust, and Shadow Capital LLC (collectively, the “Funding Agreements”) to provide working capital for the Company’s operations while the Company raises a higher amount needed to re-open operations at the Chloride Copper Mine. These agreements were previously disclosed in the Company’s filings with the Securities and Exchange Commission on April 15, 2011, August 22, 2011, November 16, 2011, January 9, 2012, April 16, 2012, May 21, 2012, June 19, 2012, and June 20, 2012 . The Funding Agreements with Asher Enterprises require, among other things, that the Company maintain a reserve of authorized but unissued Class A Common Stock (the “Reserve Shares”) in an amount 5-times the number of shares into which the outstanding debt of the Company to Asher Enterprises is convertible (the “Conversion Shares”). With the low share prices that the Company’s stock has experienced since first entering into loan agreements with Asher Enterprises, the number of Conversion Shares increases and the number of required Reserve Shares increases proportionately. As a result, the number of required Reserve Shares exceeded the number of authorized but unissued shares of the Company’s Class A Common Stock, and the Company became noncompliant with contractual requirements. The Funding Agreements with Grand View Ventures LLC, the Oak Street Trust, and Shadow Capital LLC also require the maintenance of a share reserve, in addition to the Reserve Shares. The increase in the number of authorized but unissued shares of Class A Common Stock will both (i) place the Company back into compliance with the contractual requirements of the Funding Agreements and (ii) enable the Company to borrow further amounts from these and other funding sources for short term working capital to keep the Company operating while efforts continue to raise sufficient funds to re-start mining operations at the Chloride Copper Mine.

Additionally, the Company is implementing an incentive stock plan that is intended to qualify for special tax treatment under §§ 421(a) and 422 of the Internal Revenue Code, as discussed elsewhere in this Information Statement (see Action No. 2, below). Pursuant to the stock incentive plan, the Company will reserve up to 250,000,000 shares of its Class A Common Stock for issuance pursuant to the plan. Although the Company must reserve only such number of shares that are sufficient to satisfy the requirements of the plan, these additional requirements for reserved shares also necessitate the increase of our authorized shares of Class A Common Stock.

Further, the increase in the number of authorized but unissued shares of Class A Common Stock would enable us, without further stockholder approval, to issue shares from time to time as may be required for proper business purposes, such as raising additional capital for ongoing operations, business and asset acquisitions, stock splits and dividends, present and future employee benefit programs and other corporate purposes. Due to the current state of the U.S. and international capital markets, we anticipate that we may need to issue a significant number of shares of our Class A Common Stock or securities convertible into or exercisable for shares of Common Stock to raise financing to meet our working capital needs. In addition, the authorization of additional shares of Common Stock will provide us with the flexibility from time to time in the future to seek additional capital through equity financings in a competitive environment and to use equity, rather than cash, to complete acquisitions.

Having such additional authorized shares of capital stock available for issuance in the future should give us greater flexibility. The increase in the authorized number of shares of our Common Stock will permit our Board of Directors to issue additional shares of our Common Stock without further approval of our Stockholders and without the related expense and delay of a special stockholders’ meeting. Our Board of Directors does not intend to seek stockholder approval prior to any issuance of the authorized capital stock unless stockholder approval is required by applicable law or stock market or exchange requirements.

In addition to financing purposes, while not the purpose of authorizing additional shares at this time, having additional shares authorized and available for issuance would allow us to issue shares of Common Stock that may make it more difficult or discourage an attempt to obtain control of our Company by means of a merger, tender offer, proxy contest or other means. When, in the judgment of our Board of Directors, this action will be in the best interest of our Stockholders and our Company, such shares could be used to create voting or other impediments or to discourage persons seeking to gain control of our Company. Such shares also could be privately placed with purchasers favorable to our Board of Directors in opposing such action. The existence of the additional authorized shares could have the effect of discouraging unsolicited takeover attempts. The issuance of new shares also could be used to dilute the stock ownership of a person or entity seeking to obtain control of our Company should our Board of Directors consider the action of such entity or person not to be in the best interest of the Stockholders. The issuance of new shares also could be used to entrench current management or deter an attempt to replace our Board of Directors by diluting the number or rights of shares held by individuals seeking to control our Company by obtaining a certain number of seats on our Board of Directors.

Principal Effects of the Increase in Authorized Common Stock

The Articles Amendment: (i) puts the Company into compliance with contractual requirements to maintain a reserve of its authorized but unissued Class A Common Stock pursuant to the Company’s loan agreements, (ii) enables the Company to borrow additional funds from Asher Enterprises and other sources as needed for short term working capital, (iii) provides the Company the ability to reserve further shares as required by the 2012 Incentive Stock Plan and (iv) will increase the ability of our Board of Directors to issue shares without further action or vote by our Stockholders, including for potential capital-raising purposes and acquisitions of other businesses or assets. The issuance in the future of such additional authorized shares may have the effect of diluting the earnings per share and book value per share, as well as the stock ownership and voting rights, of existing holders of our Common Stock. Such dilution may be substantial, depending upon the amount of shares issued. It may also adversely affect the market price of our Common Stock.

Capitalization

Currently, we have been authorized to issue only up to a total of 440,000,000 shares of Class A Common Stock, which is being increased pursuant to the Articles Amendment. The par value of the Common Stock will remain unchanged at $0.001 per share. Based on the number of issued and outstanding shares of Class A Common Stock as of the Record Date, which is 347,833,085 a total of 43,474,132 shares of Class A Common Stock are authorized but unissued immediately prior to the amendment. Upon effectiveness of the Articles Amendment we will continue to have 347,833,085 shares outstanding but will have 43,474,132 authorized but unissued shares of Class A Common Stock available for future issuance. Our Class A Common Stock will remain quoted on the OTC Bulletin Board after the effectiveness of the actions described herein.

Following the effectiveness of the Articles Amendment, our capitalization will change as follows:

Capitalization Prior to the Articles Amendment:
Class A Common Stock:
Authorized for Issuance:	440,000,000
Outstanding:	347,833,085
Reserved for Issuance:	242,621,530
Authorized and Unreserved for Issuance:	0
Class B Common Stock:
Authorized for Issuance:	10,000,000
Outstanding:	0
Reserved for Issuance:	0
Authorized and Unreserved for Issuance:	10,000,000
Preferred Stock:
Authorized for Issuance:	10,000,000
Outstanding:	1,000,000
Reserved for Issuance:	0
Authorized and Unreserved for Issuance:	9,000,000

Capitalization Immediately Following the Articles Amendment:
Class A Common Stock:
Authorized for Issuance:	970,000,000
Outstanding:	369,223,884
Reserved for Issuance:	272,083,333
Authorized and Unreserved for Issuance:	328,692,783
Class B Common Stock:
Authorized for Issuance:	10,000,000
Outstanding:	0
Reserved for Issuance:	0
Authorized and Unreserved for Issuance:	10,000,000
Preferred Stock:
Authorized for Issuance:	10,000,000
Outstanding:	1,000,000
Reserved for Issuance:	0
Authorized and Unreserved for Issuance:	9,000,000

The Company currently has 43,474,132 shares included in the Class A Common Stock Reserved for Issuance. 21,390,799 shares have been recorded and disclosed in Company public filings, but have not been issued to stockholders. 2,200,000 shares are pending issuance to J. Rod Martin, CEO, in consideration for 2010 consulting agreements. 2,857,467 shares are pending issuance to Blackpool, Inc., which J. Rod Martin, CEO is a beneficial owner, in consideration for a 2011 debt conversion. 6,666,666, 3,333,333, 3,333,333 shares are pending issuance to Grandview Ventures, LLC, Shadow Capital, LLC and Oak Street Trust respectively in consideration for May 12, 2012 investments. 3,000,000 shares are pending issuance to Tangiers Investors, LP in consideration for a debt conversion. 22,083,333 shares have been reserved for an outstanding note to Asher Enterprises. This amount reflects the contractual obligation of five times the estimated reserve of shares based on the market price of $0.012 on September 20, 2012, but is subject to increases and decreases in the amount based on the changes in the stock price.

As of the Record Date, we had 347,833,085 shares of Class A Common Stock and no shares of Class B Common Stock outstanding. Of these shares 347,833,085 are freely tradable, except that any shares held by our affiliates, as that term is defined in Rule 144 under the Securities Act, are able to be sold only in compliance with the limitations described below.

The remainder of the outstanding shares of our Class A Common Stock as of the Record Date are deemed restricted securities as defined in SEC Rule 144 promulgated under the Securities Act of 1933 (the “Securities Act”). The remaining 10,000,000 shares of our Class B Common Stock are unissued and are also deemed restricted securities as defined in SEC Rule 144 promulgated under the Securities Act. Restricted securities may be sold in the public market only if they are registered or if they qualify for an exemption from registration under Rule 144.

In brief, Rule 144 allows a person who is an affiliate (including directors, officers and beneficial owners of 10% or more of our outstanding shares) and who has held restricted securities for six months may, under certain conditions, to sell every three months, in brokerage transactions, a number of shares that does not exceed 1.0% of a company’s outstanding common stock. There is no limit on the amount of restricted securities that may be sold by a nonaffiliated stockholder after the owner has held the restricted securities for a period of six months; provided that the company is a current, reporting company under the Exchange Act.

We cannot predict the effect, if any, that market sales of shares of our Class A Common Stock or the availability of additional shares of our Class A Common Stock for sale will have on the market prices of our Class A Common Stock from time to time. Nevertheless, sales of substantial amounts of our Class A Common Stock, including shares which become eligible for resale as a result of Rule 144, of the Securities Act, or the perception that those sales could occur, in the public market could adversely affect market prices prevailing from time to time and could impair our ability to raise capital through the sale of our equity securities.

Preferred Stock

As of the Record Date, we had 1,000,000 shares of Series A Preferred Stock issued and outstanding. Of these shares, none are freely tradable or convertible into the Company’s Common Stock. These shares are, however, subject to redemption at the price of $0.10 per share, at the election of the Company at any time and automatically upon the obtaining of financing by the Company in an amount of One Million Dollars ($1,000,000) or greater. The shares may also be redeemed by the Company upon consummation of any other transaction that, in the opinion of the Board of Directors, allows for the generation of a minimum of $1,000,000 in revenue for the Company. Each share of Series A Preferred Stock entitles the holder to 350 votes on all matters submitted to a vote of the stockholders of the Company. Generally, the holders of shares of Series A Preferred Stock and the holders of shares of Common Stock vote together as one class on all matters submitted to a stockholder vote. Holders of the Series A Preferred Stock also vote together as a separate class on all matters which impact the rights, value, or ranking of the Common Stock or Preferred Stock.

Our remaining shares of Preferred Stock may be issued from time to time in one or more additional series. Our Board of Directors is expressly authorized to provide, by resolution or resolutions duly adopted by it prior to issuance, for the creation of each such series and to fix the designation and the powers, preferences, rights, qualifications, limitations and restrictions relating to the shares of each such series. The authority of our Board of Directors with respect to each series of Preferred Stock include, but are not limited to, determining the following:

a)	the designation of such series, the number of shares to constitute such series and the stated value if different from the par value thereof;

b)	whether the shares of such series shall have voting rights, in addition to any voting rights provided by law, and, if so, the terms of such voting rights, which may be general or limited;

c)	the dividends, if any, payable on such series, whether any such dividends shall be cumulative, and, if so, from what dates, the conditions and dates upon which such dividends shall be payable, and the preference or relation which such dividends shall bear to the dividends payable on any shares of stock of any other class or any other series of Preferred Stock;

d)	whether the shares of such series shall be subject to redemption by the Company, and, if so, the times, prices and other conditions of such redemption;

e)	the amount or amounts payable upon shares of such series upon, and the rights of the holders of such series in, the voluntary or involuntary liquidation, dissolution or winding up, or upon any distribution of the assets, of the Company;

f)	whether the shares of such series shall be subject to the operation of a retirement or sinking fund and, if so, the extent to and manner in which any such retirement or sinking fund shall be applied to the purchase or redemption of the shares of such series for retirement or other corporate purposes and the terms and provisions relating to the operation thereof;

g)	whether the shares of such series shall be convertible into, or exchangeable for, shares of stock of any other class or any other series of Preferred Stock or any other securities and, if so, the price or prices or the rate or rates of conversion or exchange and the method, if any, of adjusting the same, and any other terms and conditions of conversion or exchange;

h)	the limitations and restrictions, if any, to be effective while any shares of such series are outstanding upon the payment of dividends or the making of other distributions on, and upon the purchase, redemption or other acquisition by the Company of, the Common Stock or shares of stock of any other class or any other series of Preferred Stock;

i)	the conditions or restrictions, if any, upon the creation of indebtedness of the Company or upon the issue of any additional stock, including additional shares of such series or of any other series of Preferred Stock or of any other class; and

j)	any other powers, preferences and relative, participating, optional and other special rights, and any qualifications, limitations and restrictions, thereof.

The powers, preferences and relative, participating, optional and other special rights of each series of Preferred Stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding. All shares of any one series of Preferred Stock shall be identical in all respects with all other shares of such series, except that shares of any one series issued at different times may differ as to the dates from which dividends thereof shall be cumulative.

Anti-Takeover Effects

The Amendment will provide us with additional shares of Class A Common Stock that would permit us to issue additional shares of capital stock, which could dilute the ownership of the holders of our Common Stock by one or more persons seeking to effect a change in the composition of our Board of Directors or contemplating a tender offer or other transaction for the combination of the Company with another company. The increase in the authorized number of shares of our Class A Common Stock is not being undertaken in response to any effort of which our Board of Directors is aware to enable anyone to accumulate shares of our Common Stock or gain control of the Company. The purpose of the increase in the number of authorized shares of our Class A Common Stock is to provide us with additional shares of Class A Common Stock to put the Company into compliance with the contractual requirement to maintain a reserve of its authorized but unissued Class A Common Stock pursuant to the Company’s loan agreements and to enable us to borrow additional funds from Asher Enterprises and other funding sources as needed for short term working capital. The purpose is not to provide any anti-takeover defense or mechanism on behalf of the Company. We presently have no plans, proposals, or arrangements to issue any of the newly authorized shares of Class A Common Stock for any purpose whatsoever, including future acquisitions and/or financings.

Other than the increase in the number of authorized shares of our Class A Common Stock, our Board of Directors does not currently contemplate the adoption of any other amendments to our Articles of Incorporation that could be construed to affect the ability of third parties to take over or change the control of the Company. While it is possible that management could use the additional authorized shares of Class A Common Stock to resist or frustrate a third-party transaction that is favored by a majority of the independent stockholders, we have no intent, plans or proposals to use the additional unissued authorized shares of our Class A Common Stock as an anti-takeover mechanism or to adopt other provisions or enter into other arrangements that may have anti-takeover consequences.

While the increase in authorized shares of our Class A Common Stock may have anti-takeover ramifications, our Board of Directors believes that the financial flexibility offered by such corporate actions will outweigh the disadvantages. To the extent that these corporate actions may have anti-takeover effects, third parties seeking to acquire us may be encouraged to negotiate directly with our Board of Directors, enabling us to consider the proposed transaction in a manner that best serves the stockholders’ interests.

Effective Date

Pursuant to Rule 14c-2 under the Exchange Act, the Articles Amendment increasing the Authorized Common Stock will not be effective until at least twenty (20) days after the date on which this Information Statement is filed with the Securities and Exchange Commission and a copy hereof has been mailed to the Company’s stockholders as of the Record Date. The Company anticipates that this Information Statement will be mailed to our stockholders as of the Record Date on or about October 16, 2012. Therefore, the Company anticipates that the increase in our Authorized Common Stock will be effective, and the Amended Articles of Incorporation will be filed with the Secretary of State for the State of Nevada, on or about November 5, 2012.

ACTION NO. TWO

APPROVAL OF THE 2012 INCENTIVE STOCK PLAN

General

Our Board of Directors determined it to be in the best interests of the Company and its stockholders to provide for the payment of various forms of incentive compensation to employees, consultants and directors of the Company. Pursuant to NRS § 78.200 on November 17, 2011 the Board of Directors approved the parameters for a Company qualified stock option plan and on June 7, 2012 adopted and approved the Sierra Resource Group Inc. 2012 Incentive Stock Plan (the “2012 Incentive Stock Plan”). In order for stock options issued under the 2012 Incentive Stock Plan to qualify for special tax treatment under §§ 421 and 422 of the Internal Revenue Code (the “Code”), and in order to comply with the listing standards of the New York Stock Exchange and the Nasdaq Stock Market requiring stockholder approval of equity compensation plans, on September 7, 2012 the Majority Stockholders approved the 2012 Incentive Stock Plan.

Summary of the 2012 Incentive Stock Plan

The description set forth in this Information Statement summarizes the principal terms and conditions of the 2012 Incentive Stock Plan, does not purport to be complete and is qualified in its entirety by reference to the text of the 2012 Incentive Stock Plan, a copy of which is attached to this Information Statement and incorporated by reference, as Exhibit B.

Objectives

The primary objectives of the 2012 Incentive Stock Plan are to retain directors, executives and selected employees and consultants and reward them for making major contributions to the success of the Company. These objectives are accomplished by making long-term incentive awards under the Plan thereby providing participants with a proprietary interest in the growth and performance of the Company.

Administration

The 2012 Incentive Stock Plan is administered by our Board of Directors. They may delegate the plan administration to the Executive Compensation Committee, which would be composed of not less than two members of the Board of Directors, all of whom are “disinterested persons” as defined by Rule 16b-3promulgated under the Exchange Act and all of whom fulfill the “outside director” requirements of § 16(m) of the Code, and the applicable regulations promulgated there under. The Board of Directors and/or any committee that has been delegated the authority to administer the 2012 Incentive Stock Plan are referred to in this Information Statement as the “Plan Administrator.”

The Plan Administrator is authorized to, among other things, select grantees and to determine the amount, duration and type of each incentive award. They also may determine in good faith the fair market value of the stock covered by any grant, as well as any restrictions and other terms and conditions to be included in such grants. They are authorized to construe and interpret the plan and all related incentive agreements. All determinations and decisions of the Plan Administrator are conclusive and final. We have agreed that no member of the Board of Directors and/or its committee shall be liable for any action or determination made in good faith with respect to the 2012 Incentive Stock Plan or any grant made thereunder.

Eligibility

Our employees, directors and consultants are eligible to participate in the 2012 Incentive Stock Plan, as determined by the Plan Administrator. With respect to awards that are options, directors who are not employees of the Company, proposed non-employee directors, proposed employees, and consultants who are independent contractors will be eligible to receive only nonstatutory stock options.

Types of Incentive Awards

Under the 2012 Incentive Stock Plan, the Plan Administrator may grant incentive awards as any of the following:

•	Incentive stock options as defined in § 422 of the Code;

•	Nonstatutory stock options, i.e. stock options that do not qualify for special tax treatment under § 422 of the Code;

•	Stock awards; and

•	Restricted Stock Purchase Offers.

Stock Reserved Under the 2012 Incentive Stock Plan

The shares underlying the options, stock awards, and restricted stock offers under the 2012 Incentive Stock Plan are comprised of Class A Common Stock of the Company. The number of shares of Common Stock of the Company reserved under the 2012 Incentive Stock Plan is 250,000,000. The Company must reserve only such number of shares that are sufficient to satisfy the requirements of the plan. If any grant terminates or expires for any reason, any shares allocated to that grant, but remaining unpurchased upon such expiration or termination, will again be available for future grants. Similarly, any shares of stock issued pursuant to a grant and repurchased according to the terms of the grant will be available for future grants.

In the event of any change in the outstanding stock of the Company by reason of a stock split, stock dividend, combination or reclassification of shares, recapitalization, merger, or similar event, the Plan Administrator may adjust proportionally (i) the number of shares of stock reserved under the plan or available for options or covered by outstanding stock awards or restricted stock purchase offers; (ii) the stock prices related to outstanding grants; and (iii) the appropriate fair market value and other price determinations for such grants. In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Plan Administrator is authorized to issue or assume stock options, whether or not in a transaction to which Code § 424(a) applies, and other grants by means of substitution of new grant agreements for previously issued grants or an assumption of previously issued grants.

Options: Prices, Expiration Dates and other Material Conditions

The terms and conditions of options will be evidenced by written agreements between the Company and the optionee, in a form approved by the Board of Directors. Option grants will state the number and type of option shares and the exercise price         , which for incentive stock options will not be less than 100% of the fair market value (as defined in the 2012 Incentive Stock Plan) of the stock on the date such option is granted. The exercise price of nonstatutory stock options will not be less than 85% of the fair market value of the stock on the date of grant. However, with respect to any stockholder who, at the time of the grant, owns or is deemed to own stock with more than 10% of the total combined voting power of all classes of capital stock of the Company (“Ten Percent Holder”) the exercise price of any grant shall be no less than 110% of the fair market value of the stock.

The Plan Administrator will set the term of each stock option, but no option granted to an employee will become exercisable over a period of more than 5 years, and no less than twenty percent (20%) of the shares covered by such option shall become exercisable annually. No option will be exercisable after the expiration of 10 years from the date it is granted, and no incentive stock option granted to a Ten Percent Holder will be exercisable after the expiration of 5 years from the date of the grant.

If an optionee’s status as an employee terminates for any reason other than disability or death, then such optionee may exercise the portions of an incentive stock option which were exercisable as of the date of such termination, in whole or in part, not less than 30 days nor more than 3 months after such termination; provided however, if the termination was “for cause,” the option will automatically terminate as of the termination of employment, as to all shares covered by the option. With respect to nonstatutory options granted to employees, directors or consultants, the Plan Administrator may specify such period for exercise, not less than 30 days following termination of employment or services (except for termination “for cause” where the option may automatically terminate).

Stock Awards and Restricted Stock Purchase Offers

The Plan Administrator may grant restricted stock awards or make restricted stock purchase offers in such amounts as determined by the Plan Administrator, in its discretion. Restricted stock awards may be subject to conditions established by the Plan Administrator, and set forth in the instrument evidencing the award. Such conditions may include (but are not limited to) continuous service with the Company, achievement of specific business objectives, increases in specified indices, attaining growth rates and other comparable measurements of Company performance. Grants of Restricted Stock Purchase Offers will be subject to such vesting contingencies related to the grantee’s continued association with the Company for a specified time and any other specified conditions as the Plan Administrator may determine, in its sole discretion, consistent with the provisions of the 2012 Incentive Stock Plan.

Consideration

The Plan Administrator will grant or extend stock options and other awards under the 2012 Incentive Stock Plan in consideration for services rendered. There will be no other consideration received or to be received by the Company for the granting or extension of stock options or other awards under the 2012 Incentive Stock Plan.

Restrictions under Federal Securities Laws

The sale of our stock issuable pursuant to our Plan must be made in compliance with federal and state securities laws. Our officers, directors and 10% or greater stockholders, as well as certain other persons or parties who may be deemed to be “affiliates” of ours under federal securities laws, should be aware that re-sales by affiliates can only be made pursuant to an effective registration statement, Rule 144 promulgated under the Securities Act or other applicable exemption. Our officers, directors and 10% and greater stockholders may also be subject to the “short swing” profit rule of Section 16(b) of the Exchange Act.

Incentive Awards Nontransferable

Except in the event of death or disability, no option, stock award, restricted stock purchase offer or other benefit under the 2012 Incentive Stock Plan may be assigned or transferred to any other person than the grantee, without the consent of the Plan Administrator.

Amendment and Termination of Plan

The Board of Directors may, as permitted by law, with respect to any shares at the time not subject to outstanding grants, suspend or terminate the 2012 Incentive Stock Plan or revise or amend it in any respect whatsoever, except that without the approval of the stockholders of the Company, no such revision or amendment shall (i) increase the number of shares subject to the 2012 Incentive Stock Plan, (ii) decrease the price at which grants may be granted, (iii) materially increase the benefits to participants, or (iv) change the class of persons eligible to receive grants under the plan. No award may be issued while the plan is suspended or after it is terminated, but the rights and obligations under any award or grant issued while the plan is in effect will not be impaired by suspension or termination of the plan.

The Plan shall terminate 10 years later after the Effective Date, subject to earlier termination by the Board of Directors as described in the preceding paragraph.

Plan Benefits

The grant of incentive awards under the 2012 Incentive Stock Plan to employees, non-employee directors, and consultants is subject to the discretion of the Board of Directors. During the six months ended June 30, 2012, the Company granted options to acquire 90,250,000 shares of common stock, with a weighted average grant date fair value of $0.002, to employees, directors and service providers, as more fully disclosed in the Company’s Quarterly Report on Form 10-Q filed on August 21, 2012, and as subsequently amended.

Sierra Resource Group, Inc Table of Optionees

All Individuals

Name	Postion/Title	Issue Date	Option Amount	Exercise Price	Grant/Vesting	Expiration
J. Rod Martin	CEO, Director	08/26/2011	1,500,000	$0.0059	Granted upon appointment as CEO	08/25/2016
J. Rod Martin	CEO, Director	11/27/2011	5,000,000	$0.0500	5/15/12	11/26/2016
J. Rod Martin	CEO, Director	11/27/2011	5,000,000	$0.0500	Six months after the company’s receipt of long term financing in excess of $1,000,000.	5 Years from vesting date

J. Rod Martin	CEO, Director	11/27/2011	10,000,000	$0.0500	Six months after the Chloride Copper Mine begins operations.	5 Years from vesting date
J. Rod Martin	CEO, Director	01/01/2012	10,000,000	$0.0500	Upon the opening of the Chloride Copper Mine.	5 Years from vesting date
J. Rod Martin	CEO, Director	01/01/2012	10,000,000	$0.0500	Upon the first production from the Chloride Copper Mine.	5 Years from vesting date
J. Rod Martin	CEO, Director	01/01/2012	10,000,000	$0.0500	Upon the Company’s generation of a cumulative $5 million in revenue.	5 Years from vesting date
J. Rod Martin	CEO, Director	01/01/2012	10,000,000	$0.0500	Upon the Company’s generation of a cumulative $10 million in revenue.	5 Years from vesting date
Barton Budman	CFO, Director	05/10/2012	1,000,000	$0.0500	Granted upon completion of consulting contract on 5/10/12.	05/09/2017
Barton Budman	CFO, Director	05/10/2012	5,000,000	$0.0500	Upon the implementation of the Company’s accounting software platform for the parent company as well as the operations for the Chloride Copper Mine.	5 Years from vesting date
Barton Budman	CFO, Director	05/10/2012	5,000,000	$0.0500	When the Company begins production at the Chloride Copper Plant.	5 Years from vesting date
Barton Budman	CFO, Director	01/01/2012	5,000,000	$0.0500	Upon the Company’s generation of a cumulative $5 million in revenue.	5 Years from vesting date
Barton Budman	CFO, Director	01/01/2012	5,000,000	$0.0500	Upon the Company’s generation of a cumulative $10 million in revenue.	5 Years from vesting date
Travis Snider	SVP Operations	01/01/2012	1,250,000	$0.0500	Upon the opening of the Chloride Copper Mine.	5 Years from vesting date
Travis Snider	SVP Operations	01/01/2012	1,250,000	$0.0500	Upon the first production from the Chloride Copper Mine.	5 Years from vesting date
Travis Snider	SVP Operations	01/01/2012	1,250,000	$0.0500	Upon the Company’s generation of a cumulative $5 million in revenue.	5 Years from vesting date

Travis Snider	SVP Operations	01/01/2012	1,250,000	$0.0500	Upon the Company’s generation of a cumulative $10 million in revenue.	5 Years from vesting date
Timothy Benjamin	Chairman	11/27/2011	5,000,000	$0.0500	5/15/12	11/26/2016
Timothy Benjamin	Chairman	11/27/2011	5,000,000	$0.0500	Six months after the company’s receipt of long term financing in excess of $1,000,000.	5 Years from vesting date
Timothy Benjamin	Chairman	11/27/2011	10,000,000	$0.0500	Six months after the Chloride Copper Mine begins operations.	5 Years from vesting date
Timothy Benjamin	Chairman	01/01/2012	5,000,000	$0.0500	Upon the opening of the Chloride Copper Mine.	5 Years from vesting date
Timothy Benjamin	Chairman	01/01/2012	5,000,000	$0.0500	Upon the first production from the Chloride Copper Mine.	5 Years from vesting date
Timothy Benjamin	Chairman	01/01/2012	5,000,000	$0.0500	Upon the Company’s generation of a cumulative $5 million in revenue.	5 Years from vesting date
Timothy Benjamin	Chairman	01/01/2012	5,000,000	$0.0500	Upon the Company’s generation of a cumulative $10 million in revenue.	5 Years from vesting date
Timothy Benjamin	Chairman	04/27/2012	1,000,000	$0.0510	Granted on 4/27/12 as annual board compensation for 2011-12 service	5 Years from vesting date
Ricardo Cordon	Director	11/27/2011	2,000,000	$0.0500	5/15/12	5 Years from vesting date
Ricardo Cordon	Director	11/27/2011	4,000,000	$0.0500	Six months after the company’s receipt of long term financing in excess of $1,000,000.	5 Years from vesting date
Ricardo Cordon	Director	11/27/2011	4,000,000	$0.0500	Six months after the Chloride Copper Mine begins operations.	5 Years from vesting date
Ricardo Cordon	Director	04/27/2012	1,000,000	$0.0510	Granted on 4/27/12 as annual board compensation for 2011-12 service	5 Years from vesting date
Michel Rowland	Director	11/27/2011	2,000,000	$0.0500	5/15/12	5 Years from vesting date
Michel Rowland	Director	11/27/2011	4,000,000	$0.0500	Six months after the company’s receipt of long term financing in excess of $1,000,000.	5 Years from vesting date
Michel Rowland	Director	11/27/2011	4,000,000	$0.0500	Six months after the Chloride Copper Mine begins operations.	5 Years from vesting date
Michel Rowland	Director	04/27/2012	1,000,000	$0.0510	Granted on 4/27/12 as annual board compensation for 2011-12 service	5 Years from vesting date

Luis Munoz	Director	11/27/2011	2,000,000	$0.0500	5/15/12	5 Years from vesting date
Luis Munoz	Director	11/27/2011	4,000,000	$0.0500	Six months after the company’s receipt of long term financing in excess of $1,000,000.	5 Years from vesting date
Luis Munoz	Director	11/27/2011	4,000,000	$0.0500	Six months after the Chloride Copper Mine begins operations.	5 Years from vesting date
Luis Munoz	Director	04/27/2012	1,000,000	$0.0510	Granted on 4/27/12 as annual board compensation for 2011- 12 service	5 Years from vesting date
James Stonehouse	Former CEO, Director	09/09/2011	419,178	$0.0510	Granted as earned for service to the board from April 2011 to resignation in September 2011.	09/09/2016
James Stonehouse	Former CEO, Director	03/09/2012	250,000	$0.0500	In exchange for prior expenses owed while CEO.
George Juilland	Former Director	09/09/2011	419,178	$0.0510	Granted as earned for service to the board from April 2011 to resignation in September 2011.	09/08/2016

Principal executive, financial, and current executive officers as a group

Name	Postion/Title	Year Issued	Option Amount	Weighted Average Exercise Price
J. Rod Martin	CEO, Director	2011	21,500,000	$0.0469
J. Rod Martin	CEO, Director	2012	40,000,000	$0.0500
Barton Budman	CFO, Director	2012	21,000,000	$0.0500
Travis Snider	SVP Operations	2012	5,000,000	$0.0500

Total			87,500,000	$0.0490

Current directors who are not executive officers as a group

Name	Postion/Title	Year Issued	Option Amount	Weighted Average Exercise Price
Timothy Benjamin	Director	2011	20,000,000	$0.0500
Timothy Benjamin	Director	2012	21,000,000	$0.0500
Ricardo Cordon	Director	2011	11,000,000	$0.0500
Michel Rowland	Director	2011	11,000,000	$0.0500
Luis Munoz	Director	2011	11,000,000	$0.0500

Total			74,000,000	$0.0500

Effective Date

Our Board of Directors approved and adopted the 2012 Incentive Stock Plan. We anticipate that the effective date of the approval and adoption of the 2012 Incentive Stock plan by written consent of the Majority Stockholders will be on or about November 5, 2012, or on the date 20 days after the date on which this Information Statement has been mailed to stockholders.

Federal Tax Consequences

The following is a brief summary of the principal United States Federal income tax consequences applicable to participants in the 2012 Incentive Stock Plan, and to our Company in the case of stock options and is based upon an interpretation of present Federal tax laws and regulations and may be inapplicable if such laws and regulations are changed. This summary is not intended to be exhaustive or constitute tax advice and does not describe state, local, or foreign tax consequences. The 2012 Incentive Stock Plan is not subject to the protective provisions of ERISA and is not qualified under Code § 401(a).

Incentive Stock Options

Options issued under the 2012 Incentive Stock Plan and designated as Incentive Stock Options are intended to qualify under Code § 422. Under the provisions of Code § 422, an optionee who has been granted an Incentive Stock Option will not recognize income and we will not be entitled to a deduction at the time of the grant or exercise of the option but the difference between the value of the ordinary stock received on the exercise date and the exercise price paid is an item of tax preference for purposes of determining the optionee’s alternative minimum tax. The taxation of gain or loss upon the sale of the ordinary stock acquired upon exercise of an Incentive Stock Option depends, in part, on whether the holding period of the ordinary stock is at least two years from the date the option was granted and at least one year from the date the option was exercised. If this holding period is satisfied, any gain or loss realized on a subsequent disposition of the ordinary stock is treated as a long-term capital gain or loss. If this holding period is not met, then, upon such “disqualifying disposition” of the ordinary stock, the optionee will realize compensation, taxable as ordinary income, in an amount equal to the excess of the fair market value of the ordinary stock at the time of exercise over the exercise price limited, however, to the gain on sale. Any further gain (or loss) realized by the optionee generally is taxed as short- or long term capital gain (or loss) depending on the holding period. If the optionee recognizes ordinary income upon a disqualifying disposition, we generally will be entitled to a tax deduction in the same amount.

Alternative Minimum Tax. Although no current taxable income is realized upon the exercise of Incentive Stock Options, § 56(b)(3) of the Internal Revenue Code provides that the excess of the fair market value on the date of exercise of the Common Stock acquired pursuant to such exercise over the option price is an item of tax adjustment. As such, the exercise of Incentive Stock Options may result in the participant being subject to the alternative minimum tax for the year Incentive Stock Options are exercised. The alternative minimum tax is calculated on a taxpayer’s adjusted gross income, subject to special adjustments, plus specified items of tax preference minus specified itemized deductions. The resulting amount is the alternative minimum taxable income.

If the shares are disposed of in a “disqualifying disposition” — that is, within one year of exercise or two years from the date of the option grant - in the year in which the Incentive Stock Option is exercised, the maximum amount that will be included as alternative minimum tax income is the gain on the disposition of the Incentive Stock Option stock. In the event there is a disqualifying disposition in a year other than the year of exercise, the income on the disqualifying disposition will not be considered income for alternative minimum tax purposes. In addition, the basis of the Incentive Stock Option stock for determining gain or loss for alternative minimum tax purposes will be the exercise price for the Incentive Stock Option stock increased by the amount that alternative minimum tax income was increased due to the earlier exercise of the Incentive Stock Option. Alternative minimum tax incurred by reason of the exercise of the Incentive Stock Option does not result, for regular income tax purposes, in an increase in basis of the shares acquired upon exercise. The alternative minimum tax attributable to the exercise of an Incentive Stock Option may be applied as a credit against regular tax liability in a subsequent year, subject to certain limitations. The gain recognized upon a sale or exchange of shares acquired through the exercise of the Incentive Stock Options will be limited to the excess of the amount received in the sale or exchange over the fair market value of the shares at the time the Incentive Stock Option was exercised.

The application of the alternative minimum tax for each participant will depend on such participant’s total income and deductions for the year of exercise. As such, the extent to which, if any, the tax adjustment item generated by the exercise of Incentive Stock Options in conjunction with any other tax adjustment items or alternative minimum tax adjustments may result in an alternative minimum tax liability for any participant cannot be determined. Accordingly, each participant should consult his or her own tax counsel to determine the potential impact of the alternative minimum tax on his or her exercise of Incentive Stock Options.

Employment and Holding Requirements of Incentive Stock Options. The Code requires that the participant remain an employee of ours or one of our subsidiaries at all times during the period beginning on the date that the Incentive Stock Options are granted and ending on the day three months (or one year in the case of permanent and total disability or death) before the date that each Incentive Stock Option is exercised.

In order for a participant exercising Incentive Stock Options to qualify for the income tax free treatment set forth in the preceding section such participant must not dispose of the shares of common stock acquired pursuant to the exercise of Incentive Stock Options within two years from the date the Incentive Stock Options were granted nor within one year after the exercise of the Incentive Stock Options. If the participant meets these employment and holding requirements, any future gain or loss realized and recognized from the sale or exchange of the common stock should be long-term capital gain or loss, if the stock is held as a capital asset. If the participant disposes of the shares of common stock acquired upon exercise of an Incentive Stock Option within two years from the granting of options or one year after the exercise of options, any gain will constitute, in the year of disposition, ordinary income to the extent of the excess of the fair market value of the common stock on its acquisition date over the price paid for it by the participant. Any additional gain will be treated as capital gain. If the participant disposes of the shares of common stock issued upon exercise of an Incentive Stock Option at a loss, such loss will be a capital loss.

For purposes of this section, the transfer of shares of common stock previously acquired by a participant after the participant’s death does not constitute a “disposition.” In addition, the transferee of the shares of common stock is not subject to the holding and employment requirements. If the recipient disposes of options instead of exercising them, the Incentive Stock Option rules discussed herein have no application. The recipient-transferor will recognize either long or short-term capital gain or loss and the purchaser will not be subject to any of these rules.

Nonqualified Stock Options

In general, a participant who receives a Nonqualified Stock Option realizes income either at the date of grant or at the date of exercise, but not at both. Unless the Nonqualified Stock Option has a “readily ascertainable fair market value” at the date of grant, the participant recognizes no income on the date of grant and the compensatory aspects are held open until the Nonqualified Stock Option is exercised. In this case, upon exercise, the participant will have compensation income to the extent of the difference between the fair market value of the stock at the time of exercise and the exercise price paid by the participant.

A Nonqualified Stock Option is deemed to have a readily ascertainable fair market value if (a) the Nonqualified Stock Options are actively traded on an established market or (b) the fair market value can be measured with reasonable accuracy, which means that (i) the Nonqualified Stock Options are transferable, (ii) the Nonqualified Stock Options are exercisable immediately in full, (iii) the Nonqualified Stock Options and underlying stock are not subject to restrictions which have a significant effect on the Nonqualified Stock Option’s value and (iv) the fair market value of the option privilege is readily ascertainable.

You Should Consult Your Own Tax Advisor with Regard to the Tax Treatment Applicable in Your Own Tax Situation.

MARKET VALUE OF COMPANY’S COMMON STOCK

The Company’s Common Stock is quoted on the OTC Bullet Board under the symbol, “SIRG.” The closing sales price of the Company’s Common Stock was $0.0118 per share on October 1, 2012.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of our Common Stock as of the Record Date by (i) each person (or group of affiliated persons) who is known by the Company to own more than five percent (5%) of the outstanding shares of Common Stock, (ii) each of the Company’s directors and executive officers, and (iii) all of the Company’s directors and executive officers as a group. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of our Common Stock which may be acquired upon exercise of stock options or warrants which are currently exercisable or convertible or which become exercisable or convertible within 60 days after the date indicated in the table are deemed beneficially owned by the holders thereof. Subject to any applicable community property laws, the persons or entities named in the table below have sole voting and investment power with respect to all shares indicated as beneficially owned by them.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Percent of all Common Stock Outstanding(2)	Voting Common Stock from Preferred Shares Beneficially Owned	Total Percent of all Voting Common Stock
Security Ownership of Management:
J. Rod Martin – CEO and Director	5,530,000	2.9%	175,000,000	25.9%
Barton Budman – CFO and Director	8,000,000	2.2%		1.1%
Timothy Benjamin – Chairman of the Board	4,576,000	1.2%	175,000,000	25.7%
Ricardo Cordón – Director	5,710,000	1.5%		*
Michel Rowland – Director	300,000	*		*
Carlos Cordón – Director	3,500,000	*		*

All Directors and Officers as a Group	27,616,000	7.9%	350,000,000	54.1%

*	Less than 1%
(1)	Unless otherwise noted, the principal address of each of the directors and officers (and each director nominee) listed above is c/o Sierra Resource Group, Inc., 9550 S. Eastern Avenue, Suite 253, Las Vegas, Nevada 89123.
(2)	Based on 347,833,085 shares of Class A Common Stock issued and outstanding as of the Record Date, September 20, 2012.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than ten (10%) percent of a registered class of our equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our Common Stock. The Company believes the following forms required to be filed under Section 16 of the Exchange Act have not been filed timely:

•

Timothy Benjamin, Chairman of the Board, has not filed a Form 3. Mr. Benjamin acquired 710,700 shares on August 3, 2011 at $0.0028 per share as an open market transaction which a Form 4 has not been filed.

•

Ricardo Cordón, Director, has not filed a Form 3. Mr. Cordón acquired 3,000,000 shares on December 8, 2011 at $0.0015 per share in a private transaction with an existing stockholder which a Form 4 has not been filed. Mr. Cordón acquired 1,000,000 shares on June 5, 2011 at $0.0075 per share in a private transaction with an existing stockholder which a Form 4 has not been filed.

INTERESTS OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

Except as disclosed elsewhere in this Information Statement, since January 2012, the commencement of our prior fiscal year, none of the following persons has any substantial interest, direct or indirect, by security holdings or otherwise in any matter acted on as described herein (other than elections or appointments to office):

1.	any director or officer of the Company;

2.	any proposed nominee for election as a director of the Company; and

3.	any associate or affiliate of any of the foregoing persons.

The shareholdings of our directors and officers are listed above in the section entitled “Securities Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters.” To our knowledge, no Director has advised that he intends to oppose any action described herein.

APPRAISAL AND NOTICE RIGHTS

Under the NRS, our Stockholders are not entitled to dissenters’ rights with respect to the Articles Amendment or in connection with the 2012 Incentive Stock Plan and the Company will not independently provide the Stockholders with any such rights.

Holders of our common and preferred stock, as of the Record Date, are entitled to notice of the actions taken by consent of the stockholders, which notice is provided by this Information Statement.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

Certain stockholders who share an address are being delivered only one copy of this Information Statement unless the Company or one of its mailing agents has received contrary instructions. Upon the written or oral request of a stockholder at a shared address to which a single copy of this Information Statement was delivered, the Company will promptly deliver a separate copy of this Information Statement to such stockholder. Written requests should be made to Sierra Resource Group, Inc., Attention: Investor Relations, 9550 S. Eastern Avenue, Suite 253, Las Vegas, Nevada 89123. In addition, if such stockholder wishes to receive separate annual reports, proxy statements or information statements in the future, such stockholder should notify the Company either in writing addressed to the foregoing address. Stockholders sharing an address who are receiving multiple copies of this Information Statement may request delivery of a single annual report, proxy statement or information statement in the future by directing such request in writing to the address above.

ADDITIONAL INFORMATION

We are subject to the informational requirements of the Exchange Act, and in accordance therewith file reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q with the SEC. Copies of these documents can be obtained upon written request addressed to the SEC, Public Reference Section, 100 F Street, N.E., Washington, D.C., 20549, at prescribed rates. The SEC also maintains a web site on the Internet (http://www.sec.gov) where reports, proxy and information statements and other information regarding issuers that file electronically with the SEC through the Electronic Data Gathering, Analysis and Retrieval System may be obtained free of charge.

Dated: October 2, 2012

By Order of the Board of Directors

/s/ J. ROD MARTIN J. Rod Martin Chief Executive Officer

EXHIBITS TO INFORMATION STATEMENT

Exhibit	Description

A	Certificate of Amendment to the Articles of Incorporation of Sierra Resource Group, Inc.

B	Sierra Resource Group Inc. 2012 Incentive Stock Plan

EXHIBIT A

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

Certificate of Amendment to Articles of Incorporation

For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation: SIERRA RESOURCE GROUP, INC.

2. The articles have been amended as follows:

Article FOURTH of the Articles of Incorporation shall be amended to read in full as follows:

“FOURTH. The total number of shares of stock which the Corporation shall have authority to issue is Nine Hundred Ninety Million (990,000,000) of which Nine Hundred Eighty Million (980,000,000) shares shall be designated common stock, par value $0.001 per share and Ten Million (10,000,000) shares shall be designated preferred stock, par value $0.001 per share.

(a) Common Stock. The common stock of this Corporation shall be divided into two classes, shares being known as Class A common stock and shares being known as Class B common stock. Of the Nine Hundred Eighty Million (980,000,000) shares of common stock of the Corporation, One Nine Hundred Seventy Million (970,000,000) shares shall be designated Class A common stock and Ten Million (10,000,000) shares shall be designated Class B common stock.

With respect to all matters upon which stockholders are entitled to vote or to which stockholders are entitled to give consent, except as the right to exercise such vote may be limited by the provisions of this Certificate of Amendment or of any class or series of Preferred Stock established hereunder, the holders of the outstanding shares of the Class A common stock and the holders of any outstanding shares of the Class B common stock shall vote together without regard to class, and every holder of the outstanding shares of the Class A common stock shall be entitled on that matter to cast one (1) vote in person or by proxy for each share of the common stock standing in his or her name, and every holder of any outstanding shares of the Class B common stock shall be entitled on that matter to cast two (2) votes in person or by proxy for each share of the Class B common stock standing in his or her name.

The holders of common stock shall be entitled to such dividends as may be declared by the Board of Directors from time to time, provided that required dividends, if any, on the Preferred Stock have been paid or provided for. In the event of the liquidation, dissolution, or winding up, whether voluntary or involuntary of the Corporation, the assets and funds of the Corporation available for distribution to stockholders, and remaining after the payment to holders of Preferred Stock of the amounts (if any) to which they are entitled, shall be divided and paid to the holders of the common stock according to their respective shares.

(b) Preferred Stock. The Preferred Stock may be issued from time to time in one or more series. The Board of Directors of the Corporation is hereby expressly authorized to provide, by resolution or resolutions duly adopted by it prior to issuance, for the creation of each such series and to fix the designation and the powers, preferences, rights, qualifications, limitations and restrictions relating to the shares of each such series. The authority of the Board of Directors with respect to each series of Preferred Stock shall include, but not be limited to, determining the following:

1. the designation of such series, the number of shares to constitute such series and the stated value if different from the par value thereof;

2. whether the shares of such series shall have voting rights, in addition to any voting rights provided by law, and, if so, the terms of such voting rights, which may be general or limited;

3. the dividends, if any, payable on such series, whether any such dividends shall be cumulative, and, if so, from what dates, the conditions and dates upon which such dividends shall be payable, and the preference or relation which such dividends shall bear to the dividends payable on any shares of stock of any other class or any other series of Preferred Stock;

4. whether the shares of such series shall be subject to redemption by the Corporation, and, if so, the times, prices and other conditions of such redemption;

5. the amount or amounts payable upon shares of such series upon, and the rights of the holders of such series in, the voluntary or involuntary liquidation, dissolution or winding up, or upon any distribution of the assets, of the Corporation;

6. whether the shares of such series shall be subject to the operation of a retirement or sinking fund and, if so, the extent to and manner in which any such retirement or sinking fund shall be applied to the purchase or redemption of the shares of such series for retirement or other corporate purposes and the terms and provisions relating to the operation thereof;

7. whether the shares of such series shall be convertible into, or exchangeable for, shares of stock of any other class or any other series of Preferred Stock or any other securities and, if so, the price or prices or the rate or rates of conversion or exchange and the method, if any, of adjusting the same, and any other terms and conditions of conversion or exchange;

8. the limitations and restrictions, if any, to be effective while any shares of such series are outstanding upon the payment of dividends or the making of other distributions on, and upon the purchase, redemption or other acquisition by the Corporation of, the Common Stock or shares of stock of any other class or any other series of Preferred Stock;

9. the conditions or restrictions, if any, upon the creation of indebtedness of the Corporation or upon the issue of any additional stock, including additional shares of such series or of any other series of Preferred Stock or of any other class; and

10. any other powers, preferences and relative, participating, optional and other special rights, and any qualifications, limitations and restrictions, thereof.

The powers, preferences and relative, participating, optional and other special rights of each series of Preferred Stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding. All shares of any one series of Preferred Stock shall be identical in all respects with all other shares of such series, except that shares of any one series issued at different times may differ as to the dates from which dividends thereof shall be cumulative.”

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 360,106,000.

4. Effective date of filing: (optional)

5. Signature: (required)

X

Signature of Officer

*	If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

EXHIBIT B

Sierra Resource Group Inc.

2012 Incentive Stock Plan

1. Objectives. The Sierra Resource Group Inc. 2012 Incentive Stock Plan (the “Plan”) is designed to retain directors, executives and selected employees and consultants and reward them for making major contributions to the success of the Company. These objectives are accomplished by making long-term incentive awards under the Plan thereby providing Participants with a proprietary interest in the growth and performance of the Company.

2. Definitions. As used in this Plan, the following terms shall have the meanings indicated:

(a) “Board” — The Board of Directors of the Company.

(b) “Code” — The Internal Revenue Code of 1986, as amended from time to time.

(c) “Committee” — The Executive Compensation Committee of the Company’s Board, or such other committee of the Board that is designated by the Board to administer the Plan, composed of not less than two members of the Board all of whom are disinterested persons, as contemplated by Rule 16b-3 (“Rule 16b-3”) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(d) “Company” — Sierra Resource Group Inc. and its subsidiaries including subsidiaries of subsidiaries.

(e) “Exchange Act” — The Securities Exchange Act of 1934, as amended from time to time.

(f) “Fair Market Value” — The fair market value of the Company’s issued and outstanding Stock as determined in good faith by the Board or Committee.

(g) “Grant” — The grant of any form of stock option, stock award, or stock purchase offer, whether granted singly, in combination or in tandem, to a Participant pursuant to such terms, conditions and limitations as the Committee may establish in order to fulfill the objectives of the Plan.

(h) “Grant Agreement” — An agreement between the Company and a Participant that sets forth the terms, conditions and limitations applicable to a Grant.

(i) “Option” — Either an Incentive Stock Option, in accordance with Code Section 422, or a Nonstatutory Option, to purchase the Company’s Stock that may be awarded to a Participant under the Plan. A Participant who receives an award of an Option shall be referred to as an “Optionee.”

(j) “Participant” — A director, officer, employee or consultant of the Company to whom an Award has been made under the Plan.

(k) “Restricted Stock Purchase Offer” — A Grant of the right to purchase a specified number of shares of Stock pursuant to a written agreement issued under the Plan.

(l) “Securities Act” — The Securities Act of 1933, as amended from time to time.

(m) “Stock” — Authorized and issued or unissued shares of Class A Common Stock of the Company.

(n) “Stock Award” — A Grant made under the Plan in stock or denominated in units of stock for which the Participant is not obligated to pay additional consideration.

3. Administration. The Plan shall be administered by the Board; provided, however, that the Board may delegate such administration to the Committee. Subject to the provisions of the Plan, the Board and/or the Committee shall have authority to (a) grant, in its discretion, Incentive Stock Options in accordance with Code Section 422, or Nonstatutory Options, Stock Awards or Restricted Stock Purchase Offers; (b) determine in good faith the fair market value of the Stock covered by any Grant; (c) determine which eligible persons shall receive Grants and the number of shares, restrictions, terms and conditions to be included in such Grants; (d) construe and interpret the Plan; (e) promulgate, amend and rescind rules and regulations relating to its administration, and correct defects, omissions and inconsistencies in the Plan or any Grant; (f) consistent with the Plan and with the consent of the Participant, as appropriate, amend any outstanding Grant or amend the exercise date or dates thereof; (g) determine the duration and purpose of leaves of absence which may be granted to Participants without constituting termination of their employment for the purpose of the Plan or any Grant; and (h) make all other determinations necessary or advisable for the Plan’s administration. The interpretation and construction by the Board of any provisions of the Plan or selection of Participants shall be conclusive and final. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Grant made thereunder.

4. Eligibility.

4.1. General. The persons who shall be eligible to receive Grants shall be directors, officers and employees of the Company and consultants to the Company. The term consultant shall mean any person, other than an employee, who is engaged by the Company to render services and is compensated for such services. An Optionee may hold more than one Option. Any issuance of a Grant to an officer or director of the Company subsequent to the first registration of any of the securities of the Company under the Exchange Act shall comply with the requirements of Rule 16b-3.

4.2. Incentive Stock Options. Incentive Stock Options may only be issued to employees of the Company. Incentive Stock Options may be granted to officers or directors, provided they are also employees of the Company. Payment of a director’s fee shall not be sufficient to constitute employment by the Company.

The Company shall not grant an Incentive Stock Option under the Plan to any employee if such Grant would result in such employee holding the right to exercise for the first time in any one calendar year, under all Incentive Stock Options granted under the Plan or any other plan maintained by the Company, options with respect to shares of Stock having an aggregate fair market value, determined as of the date the Option is granted, in excess of $100,000. Should it be determined that an Incentive Stock Option granted under the Plan exceeds such maximum for any reason other than a failure in good faith to value the Stock subject to such option, the excess portion of such option shall be considered a Nonstatutory Option. To the extent the employee holds two or more such Options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such Option as Incentive Stock Options under the Federal tax laws shall be applied on the basis of the order in which the Options are granted. If, for any reason, an entire Option does not qualify as an Incentive Stock Option by reason of exceeding such maximum, that Option shall be considered a Nonstatutory Option.

4.3. Nonstatutory Option. The provisions of Section 4.2 shall not apply to any Option designated as a “Nonstatutory Option” or which sets forth the intention of the parties that the Option be a Nonstatutory Option.

4.4. Stock Awards and Restricted Stock Purchase Offers. The provisions of this Section 4 shall not apply to any Stock Award or Restricted Stock Purchase Offer under the Plan.

5. Stock.

5.1. Authorized Stock. Stock subject to Grants may be either unissued or reacquired Stock.

5.2. Number of Shares. Subject to adjustment as provided in Section 6.9 of the Plan, the total number of shares of Stock which may be purchased or granted directly by Options, Stock Awards or Restricted Stock Purchase Offers, or purchased indirectly through exercise of Options granted under the Plan shall not exceed 250,000,000 shares. If any Grant shall for any reason terminate or expire, any shares allocated to that Grant but remaining unpurchased upon such expiration or termination shall again be available for Grants with respect thereto under the Plan as though no Grant had previously occurred with respect to such shares.

5.3. Reservation of Shares. The Company shall reserve and keep available at all times during the term of the Plan such number of shares as shall be sufficient to satisfy the requirements of the Plan. If, after reasonable efforts, which efforts shall not include the registration of the Plan or Grants under the Securities Act, the Company is unable to obtain authority from any applicable regulatory body, which authorization is deemed necessary by legal counsel for the Company for the lawful issuance of shares hereunder, the Company shall be relieved of any liability with respect to its failure to issue and sell the shares for which such requisite authority was deemed necessary unless and until the authority is obtained.

5.4. Application of Funds. The proceeds received by the Company from the sale of Stock pursuant to the exercise of Options or rights under Stock Purchase Agreements will be used for general corporate purposes.

5.5. No Obligation to Exercise. The issuance of a Grant shall impose no obligation upon the Participant to exercise any rights under such Grant.

6. Terms and Conditions of Options. Options granted hereunder shall be evidenced by agreements between the Company and the respective Optionees, in such form and substance as the Board or Committee shall from time to time approve. The form of Incentive Stock Option Agreement attached hereto as Exhibit A and the three forms of a Nonstatutory Stock Option Agreement for employees, for directors and for consultants, attached hereto as Exhibits B, C and D, respectively, shall be deemed to be approved by the Board. Option agreements need not be identical, and in each case may include such provisions as the Board or Committee may determine, but all such agreements shall be subject to and limited by the following terms and conditions:

6.1. Number of Shares. Each Option shall state the number of shares to which it pertains.

6.2. Exercise Price.

(a) Each Option shall state the exercise price, which shall be determined as follows:

(i) Any Option granted to a person who at the time the Option is granted owns (or is deemed to own pursuant to Code Section 424(d)) stock possessing more than ten percent (10%) of the total combined voting power or value of all classes of stock of the Company (“Ten Percent Holder”), shall have an exercise price of no less than one hundred ten percent (110%) of the Fair Market Value of the Stock as of the date of grant; and

(ii) Incentive Stock Options granted to a person who at the time the Option is granted is not a Ten Percent Holder shall have an exercise price of no less than one hundred percent (100%) of the Fair Market Value of the Stock as of the date of grant.

(iii) Nonstatutory Options granted to a person who at the time the Option is granted is not a Ten Percent Holder shall have an exercise price of no less than eighty-five percent (85%) of the Fair Market Value of the Stock as of the date of grant.

(b) For the purposes of this Section 6.2, the Fair Market Value shall be as determined by the Board in good faith, which determination shall be conclusive and binding; provided however, that as long as there is a public market for the Stock, the Fair Market Value per share shall be the average of the bid and asked prices (or the closing price if the stock is listed on the NASDAQ National Market System or Small Cap Issue Market) on the date of grant of the Option, or if listed on a stock exchange, the closing price on such exchange on the date of grant.

6.3. Medium and Time of Payment. The exercise price shall become immediately due upon exercise of the Option and shall be paid in cash or check made payable to the Company. Should the Company’s outstanding Stock be registered under Section 12(g) of the Exchange Act at the time the Option is exercised, then the exercise price may also be paid as follows:

(a) In shares of Stock held by the Optionee for the requisite period necessary to avoid a charge to the Company’s earnings for financial reporting purposes and valued at Fair Market Value on the exercise date, or

(b) Through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable written instructions (i) to a Company designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Company by reason of such purchase, and (ii) to the Company to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

At the discretion of the Board, exercisable either at the time of Option grant or of Option exercise, the exercise price may also be paid (i) by Optionee’s delivery of a promissory note in form and substance satisfactory to the Company and permissible under the Nevada securities rules and bearing interest at a rate determined by the Board in its sole discretion, but in no event less than the minimum rate of interest required to avoid the imputation of compensation income to the Optionee under the Federal tax laws, or (ii) in such other form of consideration permitted by the Nevada Revised Statutes as may be acceptable to the Board.

6.4. Term and Exercise of Options. Any Option granted to an employee of the Company shall become exercisable over a period of no longer than 5 years, and no less than twenty percent (20%) of the shares covered thereby shall become exercisable annually. No Option shall be exercisable, in whole or in part, prior to 1 year from the date it is granted unless the Board shall specifically determine otherwise, as provided herein. In no event shall any Option be exercisable after the expiration of 10 years from the date it is granted, and no Incentive Stock Option granted to a Ten Percent Holder shall, by its terms, be exercisable after the expiration of 5 years from the date of the Option. Unless otherwise specified by the Board or the Committee in the resolution authorizing such Option, the date of grant of an Option shall be deemed to be the date upon which the Board or the Committee authorizes the granting of the Option.

Each Option shall be exercisable to the nearest whole share, in installments or otherwise, as the respective Option agreements may provide. During the lifetime of an Optionee, the Option shall be exercisable only by the Optionee and shall not be assignable or transferable by the Optionee, and no other person shall acquire any rights therein. To the extent not exercised, installments (if more than one) shall accumulate, but shall be exercisable, in whole or in part, only during the period for exercise as stated in the Option agreement, whether or not other installments are then exercisable.

6.5. Termination of Status as Employee, Consultant or Director. If Optionee’s status as an employee shall terminate for any reason other than Optionee’s disability or death, then Optionee (or if the Optionee shall die after such termination, but prior to exercise, Optionee’s personal representative or the person entitled to succeed to the Option) shall have the right to exercise the portions of any of Optionee’s Incentive Stock Options which were exercisable as of the date of such termination, in whole or in part, not less than 30 days nor more than 3 months after such termination (or, in the event of “termination for cause” as that term is defined under the laws of Nevada, or by the terms of the Plan or the Option Agreement or an employment agreement, the Option shall automatically terminate as of the termination of employment as to all shares covered by the Option).

With respect to Nonstatutory Options granted to employees, directors or consultants, the Board may specify such period for exercise, not less than 30 days (except that in the case of “termination for cause” or removal of a director pursuant to the laws of Nevada, the Option shall automatically terminate as of the termination of employment or services as to shares covered by the, following termination of employment or services as the Board deems reasonable and appropriate. The Option may be exercised only with respect to installments that the Optionee could have exercised at the date of termination of employment or services. Nothing contained herein or in any Option granted pursuant hereto shall be construed to affect or restrict in any way the right of the Company to terminate the employment or services of an Optionee with or without cause.

6.6. Disability of Optionee. If an Optionee is disabled at the time of termination, the 3-month period set forth in

Section 6.5 shall be a period, as determined by the Board and set forth in the Option, of not less than 3 months nor more than 1 year after such termination. Where the termination of employment is by reason of permanent disability, the applicable period under I.R.C. § 422(a)(2) shall be extended to one year.

6.7. Death of Optionee. If an Optionee dies while employed by, engaged as a consultant to, or serving as a Director of the Company, the portion of the Optionee’s Option which was exercisable at the date of death may be exercised, in whole or in part, by the estate of the decedent or by a person succeeding to the right to exercise the Option at any time (i) within a period, as determined by the Board and set forth in the Option, of not less than 3 months nor more than 1 year after Optionee’s death, which period shall not be more, in the case of a Nonstatutory Option, than the period for exercise following termination of employment or services, or (ii) during the remaining term of the Option, whichever is the lesser. The Option may be so exercised only with respect to installments exercisable at the time of Optionee’s death and not previously exercised by the Optionee.

6.8. Nontransferability of Option. No Option shall be transferable by the Optionee, except by will or by the laws of descent and distribution.

6.9. Recapitalization. Subject to any required action of the shareholders, the number of shares covered by each outstanding Option, and the exercise price per share set forth in each Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of the Company resulting from a stock split, stock dividend, combination, subdivision or reclassification of shares, or the payment of a stock dividend, or any other increase or decrease in the number of such shares affected without receipt of consideration by the Company; provided, however, the conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration” by the Company.

In the event of a proposed dissolution or liquidation of the Company, a merger or consolidation in which the Company is not the surviving entity, or a sale of all or substantially all of the assets or capital stock of the Company (collectively, a “Reorganization”), unless otherwise provided by the Board, this Option shall terminate immediately prior to such date as is determined by the Board, which date shall be no later than the consummation of the Reorganization, provided such termination is not contrary to applicable State statutes or regulations. In such event, if the entity which shall be the surviving entity does not tender to Optionee an offer, having no obligation to do so, to substitute for any unexercised Option a stock option or capital stock of the surviving entity, as applicable, which on an equitable basis shall provide the Optionee with substantially the same economic benefit as the unexercised Option, then the Board may grant to the Optionee, in its sole and absolute discretion and without obligation, the right for a period commencing 10 days prior to and ending immediately prior to the date determined by the Board pursuant hereto for termination of the Option or during the remaining term of the Option, whichever is the lesser, to exercise any unexpired Option or Options without regard to the installment provisions of Section 6.4 of the Plan; provided, that any such right granted shall be granted to all Optionees not receiving an offer to receive substitute options on a consistent basis, and provided further, that any such exercise shall be subject to the consummation of the Reorganization.

Subject to any required action of shareholders, if the Company shall be the surviving entity in any merger or consolidation, each outstanding Option thereafter shall pertain to and apply to the securities to which a holder of shares of Stock equal to the shares subject to the Option would have been entitled by reason of the merger or consolidation.

In the event of a change in the Stock of the Company as presently constituted, which is limited to a change of all of its authorized shares without par value into the same number of shares with a par value, the shares resulting from any such change shall be deemed to be the Stock within the meaning of the Plan.

To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided in this Section 6.9, the Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, and the number or price of shares of Stock subject to any Option shall not be affected by, and no adjustment shall be made by reason of, any dissolution, liquidation, merger, consolidation or sale of assets or capital stock, or any issue by the Company of shares of stock of any class or securities convertible into shares of stock of any class.

The Grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make any adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge, consolidate, dissolve, or liquidate or to sell or transfer all or any part of its business or assets.

6.10. Rights as Shareholder. An Optionee shall have no rights as a shareholder with respect to any shares covered by an Option until the effective date of the issuance of the shares following exercise of such Option by Optionee. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Section 6.9 of this Plan.

6.11. Modification, Acceleration, Extension, and Renewal of Option. Subject to the terms and conditions and within the limitations of the Plan, the Board may modify an Option, or, once an Option is exercisable, accelerate the rate at which it may be exercised, and may extend or renew outstanding Options granted under the Plan or accept the surrender of outstanding Options (to the extent not yet exercised) and authorize the granting of new Options in substitution for such Options, provided such action is permissible under Code Section 422 and N.R.S. § 78.200. Notwithstanding the provisions of this Section 6.11, however, no modification of an Option shall, without the consent of the Optionee, alter to the Optionee’s detriment, or impair any rights or obligations under, any Option theretofore granted under the Plan.

6.12. Exercise Before Exercise Date. At the discretion of the Board, the Option may, but need not, include a provision whereby the Optionee may elect to exercise all or any portion of the Option prior to the stated exercise date of the Option or any installment thereof.

6.13. Other Provisions. The Option agreements authorized under the Plan shall contain such other provisions, including, without limitation, restrictions upon the exercise of the Options, as the Board or the Committee shall deem advisable. Shares shall not be issued pursuant to the exercise of an Option, if the exercise of such Option or the issuance of shares thereunder would violate, in the opinion of legal counsel for the Company, the provisions of any applicable law or the rules or regulations of any applicable governmental or administrative agency or body, such as the Code, the Securities Act, the Exchange Act, applicable Nevada law, and the rules promulgated under the foregoing or the rules and regulations of any exchange upon which the shares of the Company are listed. Without limiting the generality of the foregoing, the exercise of each Option shall be subject to the condition that if at any time the Company shall determine that (i) the satisfaction of withholding tax or other similar liabilities, or (ii) the listing, registration or qualification of any shares covered by such exercise upon any securities exchange or under any state or Federal law, or (iii) the consent or approval of any regulatory body, or (iv) the perfection of any exemption from any such withholding, listing, registration, qualification, consent or approval is necessary or desirable in connection with such exercise or the issuance of shares thereunder, then in any such event, such exercise shall not be effective unless the withholding, listing registration, qualification, consent, approval or exemption shall have been effected, obtained or perfected free of any conditions not acceptable to the Company.

7. Stock Awards and Restricted Stock Purchase Offers.

7.1. Types of Grants.

(a) Stock Award. All or part of any Stock Award under the Plan may be subject to conditions established by the Board or the Committee, and set forth in the Stock Award Agreement, which may include, but are not limited to, continuous service with the Company, achievement of specific business objectives, increases in specified indices, attaining growth rates and other comparable measurements of Company performance. Such Awards may be based on Fair Market Value or other specified valuation. All Stock Awards will be made pursuant to the execution of a Stock Award Agreement substantially in the form attached hereto as Exhibit E.

(b) Restricted Stock Purchase Offer. A Grant of a Restricted Stock Purchase Offer under the Plan shall be subject to such (i) vesting contingencies related to the Participant’s continued association with the Company for a specified time and (ii) other specified conditions as the Board or Committee shall determine, in their sole discretion, consistent with the provisions of the Plan. All Restricted Stock Purchase Offers shall be made pursuant to a Restricted Stock Purchase Offer substantially in the form attached hereto as Exhibit F.

7.2. Conditions and Restrictions. Shares of Stock which Participants may receive as a Stock Award under a Stock Award Agreement or Restricted Stock Purchase Offer under a Restricted Stock Purchase Offer may include such restrictions as the Board or Committee, as applicable, shall determine, including restrictions on transfer, and forfeiture provisions. When transfer of Stock is so restricted or subject to forfeiture provisions it is referred to as “Restricted Stock.” Further, with Board or Committee approval, Stock Awards or Restricted Stock Purchase Offers may be deferred, either in the form of installments or a future lump sum distribution. The Board or Committee may permit selected Participants to elect to defer distributions of Stock Awards or Restricted Stock Purchase Offers in accordance with procedures established by the Board or Committee to assure that such deferrals comply with applicable requirements of the Code including, at the choice of Participants, the capability to make further deferrals for distribution after retirement. Any deferred distribution, whether elected by the Participant or specified by the Stock Award Agreement, Restricted Stock Purchase Offers or by the Board or Committee, may require the payment be forfeited in accordance with the provisions of Section 7.3. Dividends or dividend equivalent rights may be extended to and made part of any Stock Award or Restricted Stock Purchase Offers denominated in Stock or units of Stock, subject to such terms, conditions and restrictions as the Board or Committee may establish.

7.3. Cancellation and Rescission of Grants. Unless the Stock Award Agreement or Restricted Stock Purchase Offer specifies otherwise, the Board or Committee, as applicable, may cancel any unexpired, unpaid, or deferred Grants at any time if the Participant is not in compliance with all other applicable provisions of the Stock Award Agreement or Restricted Stock Purchase Offer, the Plan and with the following conditions:

(a) A Participant shall not render services for any organization or engage directly or indirectly in any business which, in the judgment of the chief executive officer of the Company or other senior officer designated by the Board or Committee, is or becomes competitive with the Company, or which organization or business, or the rendering of services to such organization or business, is or becomes otherwise prejudicial to or in conflict with the interests of the Company. For Participants whose employment has terminated, the judgment of the chief executive officer shall be based on the Participant’s position and responsibilities while employed by the Company, the Participant’s post-employment responsibilities and position with the other organization or business, the extent of past, current and potential competition or conflict between the Company and the other organization or business, the effect on the Company’s customers, suppliers and competitors and such other considerations as are deemed relevant given the applicable facts and circumstances. A Participant who has retired shall be free, however, to purchase as an investment or otherwise, stock or other securities of such organization or business so long as they are listed upon a recognized securities exchange or traded over-the-counter, and such investment does not represent a substantial investment to the Participant or a greater than ten percent (10%) equity interest in the organization or business.

(b) A Participant shall not, without prior written authorization from the Company, disclose to anyone outside the Company, or use in other than the Company’s business, any confidential information or material, as defined in the Company’s Proprietary Information and Invention Agreement or similar agreement regarding confidential information and intellectual property, relating to the business of the Company, acquired by the Participant either during or after employment with the Company.

(c) A Participant, pursuant to the Company’s Proprietary Information and Invention Agreement, shall disclose promptly and assign to the Company all right, title and interest in any invention or idea, patentable or not, made or conceived by the Participant during employment by the Company, relating in any manner to the actual or anticipated business, research or development work of the Company and shall do anything reasonably necessary to enable the Company to secure a patent where appropriate in the United States and in foreign countries.

(d) Upon exercise, payment or delivery pursuant to a Grant, the Participant shall certify on a form acceptable to the Committee that he or she is in compliance with the terms and conditions of the Plan. Failure to comply with all of the provisions of this Section 7.3 prior to, or during the 3 months after, any exercise, payment or delivery pursuant to a Grant shall cause such exercise, payment or delivery to be rescinded. The Company shall notify the Participant in writing of any such rescission within two years after such exercise, payment or delivery. Within 30 days after receiving such a notice from the Company, the Participant shall pay to the Company the amount of any gain realized or payment received as a result of the rescinded exercise, payment or delivery pursuant to a Grant. Such payment shall be made either in cash or by returning to the Company the number of shares of Stock that the Participant received in connection with the rescinded exercise, payment or delivery.

7.4. Nonassignability.

(a) Except pursuant to Section 7.5(c) and except as set forth in Section 7.4(b), no Grant or any other benefit under the Plan shall be assignable or transferable, or payable to or exercisable by, anyone other than the Participant to whom it was granted.

(b) Where a Participant terminates employment and retains a Grant pursuant to Section 7.5(b) in order to assume a position with a governmental, charitable or educational institution, the Board or Committee, in its discretion and to the extent permitted by law, may authorize a third party (including but not limited to the trustee of a “blind” trust), acceptable to the applicable governmental or institutional authorities, the Participant and the Board or Committee, to act on behalf of the Participant with regard to such Awards.

7.5. Termination of Employment. If the employment or service to the Company of a Participant terminates, other than pursuant to any of the following provisions under this Section 7.5, all unexercised, deferred and unpaid Stock Awards or Restricted Stock Purchase Offers shall be canceled immediately, unless the Stock Award Agreement or Restricted Stock Purchase Offer provides otherwise:

(a) Retirement Under Company Retirement Plan. When a Participant’s employment terminates as a result of retirement in accordance with the terms of a Company retirement plan, the Board or Committee may permit Stock Awards or Restricted Stock Purchase Offers to continue in effect beyond the date of retirement in accordance with the applicable Grant Agreement and the exercisability and vesting of any such Grants may be accelerated.

(b) Rights in Best Interests of Company. When a Participant resigns from the Company and, in the judgment of the Board or Committee, the acceleration and/or continuation of outstanding Stock Awards or Restricted Stock Purchase Offers would be in the best interests of the Company, the Board or Committee may (A) authorize, where appropriate, the acceleration and/or continuation of all or any part of Grants issued prior to such termination and (B) permit the exercise, vesting and payment of such Grants for such period as may be set forth in the applicable Grant Agreement, subject to earlier cancellation pursuant to Section 10 or at such time as the Board or Committee shall deem the continuation of all or any part of the Participant’s Grants are not in the Company’s best interest.

(c) Death or Disability of Participant.

(i) In the event of a Participant’s death, the Participant’s estate or beneficiaries shall have a period up to the expiration date specified in the Grant Agreement within which to receive or exercise any outstanding Grant held by the Participant under such terms as may be specified in the applicable Grant Agreement. Rights to any such outstanding Grants shall pass by will or the laws of descent and distribution in the following order: (1) to beneficiaries so designated by the Participant; if none, then (2) to a legal representative of the Participant; if none, then (3) to the persons entitled thereto as determined by a court of competent jurisdiction. Grants so passing shall be made at such times and in such manner as if the Participant were living.

(ii) In the event a Participant is deemed by the Board or Committee to be unable to perform his or her usual duties by reason of mental disorder or medical condition which does not result from facts which would be grounds for termination for cause, Grants and rights to any such Grants may be paid to or exercised by the Participant, if legally competent, or a committee or other legally designated guardian or representative if the Participant is legally incompetent by virtue of such disability.

(iii) After the death or disability of a Participant, the Board or Committee may in its sole discretion at any time

(1) terminate restrictions in Grant Agreements; (2) accelerate any or all installments and rights; and (3) instruct the Company to pay the total of any accelerated payments in a lump sum to the Participant, the Participant’s estate, beneficiaries or representative, notwithstanding that, in the absence of such termination of restrictions or acceleration of payments, any or all of the payments due under the Grant might ultimately have become payable to other beneficiaries.

(iv) In the event of uncertainty as to interpretation of or controversies concerning this Section 7, the determinations of the Board or Committee, as applicable, shall be binding and conclusive.

8. Investment Intent. All Grants under the Plan are intended to be exempt from registration under the Securities Act as provided by Rule 701 thereunder. Unless and until the granting of Options or sale and issuance of Stock subject to the Plan are registered under the Securities Act or shall be exempt pursuant to the rules promulgated thereunder, each Grant under the Plan shall provide that the purchases or other acquisitions of shares shall be for investment purposes and not with a view to, or for resale in connection with, any distribution thereof. Further, unless the issuance and sale of the Stock have been registered under the Securities Act, each Grant shall provide that no shares shall be purchased upon the exercise of the rights under such Grant unless and until (a) all then applicable requirements of state and Federal laws and regulatory agencies shall have been fully complied with to the satisfaction of the Company and its counsel, and (b) if requested to do so by the Company, the person exercising the rights under the Grant shall (i) give written assurances as to knowledge and experience of such person (or a representative employed by such person) in financial and business matters and the ability of such person (or representative) to evaluate the merits and risks of exercising the Option, and (ii) execute and deliver to the Company a letter of investment intent and/or such other form related to applicable exemptions from registration, all in such form and substance as the Company may require. If shares are issued upon exercise of any rights under a Grant without registration under the Securities Act, subsequent registration of the shares shall relieve the purchaser of any investment restrictions or representations made upon the exercise of such rights.

9. Amendment, Modification, Suspension or Discontinuance of Plan.

9.1. Revision of Plan. The Board may, insofar as permitted by law, from time to time, with respect to any shares at the time not subject to outstanding Grants, suspend or terminate the Plan or revise or amend it in any respect whatsoever, except that without the approval of the shareholders of the Company, no such revision or amendment shall (i) increase the number of shares subject to the Plan, (ii) decrease the price at which Grants may be granted, (iii) materially increase the benefits to Participants, or (iv) change the class of persons eligible to receive Grants under the Plan; provided, however, no such action shall alter or impair the rights and obligations under any Option, or Stock Award, or Restricted Stock Purchase Offer outstanding as of the date thereof without the written consent of the Participant thereunder. No Grant may be issued while the Plan is suspended or after it is terminated, but the rights and obligations under any Grant issued while the Plan is in effect shall not be impaired by suspension or termination of the Plan.

9.2. Adjustment of Shares. In the event of any change in the outstanding Stock by reason of a stock split, stock dividend, combination or reclassification of shares, recapitalization, merger, or similar event, the Board or the Committee may adjust proportionally (i) the number of shares of Stock (A) reserved under the Plan, (B) available for Incentive Stock Options and Nonstatutory Options and (C) covered by outstanding Stock Awards or Restricted Stock Purchase Offers; (ii) the Stock prices related to outstanding Grants; and (iii) the appropriate Fair Market Value and other price determinations for such Grants. In the event of any other change affecting the Stock or any distribution (other than normal cash dividends) to holders of Stock, such adjustments as may be deemed equitable by the Board or the Committee, including adjustments to avoid fractional shares, shall be made to give proper effect to such event. In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Board or the Committee shall be authorized to issue or assume stock options, whether or not in a transaction to which Code section 424(a) applies, and other Grants by means of substitution of new Grant Agreements for previously issued Grants or an assumption of previously issued Grants.

10. Tax Withholding. The Company shall have the right to deduct applicable taxes from any Grant payment and withhold, at the time of delivery or exercise of Options, Stock Awards or Restricted Stock Purchase Offers or vesting of shares under such Grants, an appropriate number of shares for payment of taxes required by law or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for withholding of such taxes. If Stock is used to satisfy tax withholding, such stock shall be valued based on the Fair Market Value when the tax withholding is required to be made.

11. Availability of Information. During the term of the Plan and any additional period during which a Grant granted pursuant to the Plan shall be exercisable, the Company shall make available, not later than 90 days following the close of each of its fiscal years, such financial and other information regarding the Company as is required by the bylaws of the Company and applicable law to be furnished in an annual report to the shareholders of the Company.

12. Notice. Any written notice to the Company required by any of the provisions of the Plan shall be addressed to the chief personnel officer or to the chief executive officer of the Company, and shall become effective when it is received by the office of the chief personnel officer or the chief executive officer.

13. Indemnification of Board. In addition to such other rights to indemnification they may have as directors or otherwise, and to the extent allowed by applicable law, the members of the Board and the Committee shall be indemnified by the Company against the reasonable expenses, including attorney fees, actually and necessarily incurred in connection with the defense of any claim, action, suit or proceeding, or in connection with any appeal thereof, to which they or any of them may be a party by reason of any action taken, or failure to act, under or in connection with the Plan or any Grant granted under the Plan, and against all amounts paid by them in settlement thereof (provided the settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such claim, action, suit or proceeding, except in any case in relation to matters as to which it shall be adjudged in such claim, action, suit or proceeding that the Board or Committee member is liable for negligence or misconduct in the performance of his or her duties; provided that within 60 days after institution of any such action, suit or Board proceeding the member involved shall offer the Company, in writing, the opportunity, at its own expense, to handle and defend the same.

14. Governing Law. The Plan and all determinations made and actions taken pursuant to it, to the extent not otherwise governed by the Code or the securities laws of the United States, shall be governed by the law of the State of Nevada and construed accordingly.

15. Effective and Termination Dates. The Plan shall become effective on the date it is approved by the holders of a majority of the shares then outstanding. The Plan shall terminate 10 years later, subject to earlier termination by the Board pursuant to Section 9.

The foregoing 2012 Incentive Stock Plan (consisting of 10 pages, including this page but excluding exhibits) pursuant to NRS § 78.200 on November 17, 2011 the Board of Directors approved the parameters for a Company qualified stock option plan and on June 7, 2012 adopted and approved the Sierra Resource Group Inc. 2012 Incentive Stock Plan and approved by the shareholders of the Corporation September 7, 2012.

/s/ Timothy Benjamin
Timothy Benjamin, Secretary

EXHIBIT C

Sierra Resource Group Inc.

Incentive Stock Option Agreement

This incentive stock option agreement (“Agreement”) is made and entered into as of the date set forth below, by and between Sierra Resource Group Inc., a Nevada corporation (the “Company”), and the employee of the Company named in Section 1(b) (“Optionee”).

In consideration of the covenants set forth in this Agreement, the parties agree as follows:

1. Option Information.

(a) Date of Option:

(b) Optionee:

(c) Number of Shares:

(d) Exercise Price: $

2. Acknowledgments.

(a) Optionee is an employee of the Company.

(b) The Board of Directors (the “Board” which term shall include an authorized committee of the Board of Directors) and shareholders of the Company have heretofore adopted a 2012 Incentive Stock Plan (the “Plan”), pursuant to which this Option is being granted. Capitalized terms in this Agreement shall have the same meanings as defined in the Plan.

(c) The Board has authorized the granting to Optionee of an incentive stock option (“Option”) as defined in Section 422 of the Internal Revenue Code of 1986, as amended, (the “Code”) to purchase shares of Class A Common Stock of the Company (“Stock”) upon the terms and conditions hereinafter stated and pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), provided by Rule 701 thereunder.

3. Shares; Price. The Company hereby grants to Optionee the right to purchase, upon and subject to the terms and conditions herein stated, the number of shares of Stock set forth in Section 1(c) above (the “Shares”) for cash (or other consideration as is authorized under the Plan and acceptable to the Board, in their sole and absolute discretion) at the price per Share set forth in Section 1(d) above (the “Exercise Price”), such price being not less than the fair market value per share of the Shares covered by this Option as of the date of this Option (unless Optionee is the owner of Stock possessing more than ten percent (10%) of the total voting power or value of all outstanding Stock of the Company (“Ten Percent Holder”), in which case the Exercise Price shall be no less than one hundred ten percent (110%) of the fair market value of such Stock).

4. Term of Option; Continuation of Employment. This Option shall expire, and all rights hereunder to purchase the Shares shall terminate, five (5) years from the date hereof. This Option shall earlier terminate subject to Sections 7 and 8 of this Agreement upon, and as of the date of, the termination of Optionee’s employment if such termination occurs prior to the end of the five-year period. Nothing contained in this Agreement shall confer upon Optionee the right to the continuation of his or her employment by the Company or to interfere with the right of the Company to terminate such employment or to increase or decrease the compensation of Optionee from the rate in existence at the date hereof.

5. Vesting of Option. Subject to the provisions of Sections 7 and 8 of this Agreement, this Option shall become exercisable during the term of Optionee’s employment in five equal annual installments of twenty percent (20%) of the Shares covered by this Option, the first installment to be exercisable on the first anniversary of the date of this Option, with an additional twenty percent (20%) of the Shares becoming exercisable on each of the four successive anniversary dates. The installments shall be cumulative (that is, this option may be exercised, as to any or all Shares covered by an installment, at any time or times after an installment becomes exercisable and until expiration or termination of this option).

6. Exercise. This Option shall be exercised by delivery to the Company of (a) written notice of exercise stating the number of Shares being purchased (in whole shares only) and such other information set forth on the form of Notice of Exercise attached hereto as Appendix A-1, (b) a check or cash in the amount of the Exercise Price of the Shares covered by the notice (or such other consideration as has been approved by the Board of Directors consistent with the Plan) and (c) a written investment representation as provided for in Section 13 of this Agreement. This Option shall not be assignable or transferable, except by will or by the laws of descent and distribution, and shall be exercisable only by Optionee during his or her lifetime, except as provided in Section 8 of this Agreement.

7. Termination of Employment. If Optionee shall cease to be employed by the Company for any reason, whether voluntarily or involuntarily, other than by his or her death, Optionee (or if the Optionee shall die after such termination, but prior to such exercise date, Optionee’s personal representative or the person entitled to succeed to the Option) shall have the right at any time within three (3) months following such termination of employment or the remaining term of this Option, whichever is the lesser, to exercise in whole or in part this Option to the extent, but only to the extent, that this Option was exercisable as of the date of termination of employment and had not previously been exercised; provided, however:

(i) If Optionee is permanently disabled (within the meaning of Code Section 422(e)(3)) at the time of termination, the foregoing period shall be extended to one (1) year; or

(ii) If Optionee is terminated “for cause” as that term is defined under the statutes and case law of Nevada, or by the terms of the Plan or this Option Agreement or by any employment agreement between the Optionee and the Company, this Option shall automatically terminate as to all Shares covered by this Option not exercised prior to termination.

Unless terminated earlier, all rights under this Option shall terminate in any event on the expiration date of this Option as defined in Section 4 of this Agreement.

8. Death of Optionee. If the Optionee shall die while in the employ of the Company, Optionee’s personal representative or the person entitled to Optionee’s rights hereunder may at any time within six (6) months after the date of Optionee’s death, or during the remaining term of this Option, whichever is the lesser, exercise this Option and purchase Shares to the extent, but only to the extent, that Optionee could have exercised this Option as of the date of Optionee’s death; provided, in any case, that this Option may be so exercised only to the extent that this Option has not previously been exercised by Optionee.

9. No Rights as Shareholder. Optionee shall have no rights as a shareholder with respect to the Shares covered by any installment of this Option until the effective date of issuance of Shares following exercise of this Option, and no adjustment will be made for dividends or other rights for which the record date is prior to the date such stock certificate or certificates are issued except as provided in Section 10 of this Agreement.

10. Recapitalization. Subject to any required action by the shareholders of the Company, the number of Shares covered by this Option, and the Exercise Price thereof, shall be proportionately adjusted for any increase or decrease in the number of issued shares resulting from a subdivision or consolidation of shares or the payment of a stock dividend, or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company; provided however that the conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration by the Company.”

In the event of a proposed dissolution or liquidation of the Company, a merger or consolidation in which the

Company is not the surviving entity, or a sale of all or substantially all of the assets or capital stock of the Company (collectively, a “Reorganization”), unless otherwise provided by the Board, this Option shall terminate immediately prior to such date as is determined by the Board, which date shall be no later than the consummation of the Reorganization. In such event, if the entity which shall be the surviving entity does not tender to Optionee an offer, having no obligation to do so, to substitute for any unexercised Option a stock option or capital stock of the surviving entity, as applicable, which on an equitable basis shall provide the Optionee with substantially the same economic benefit as such unexercised Option, then the Board may grant to such Optionee, in its sole and absolute discretion and without obligation, the right for a period commencing ten (10) days prior to and ending immediately prior to the date determined by the Board pursuant hereto for termination of the Option or during the remaining term of the Option, whichever is the lesser, to exercise any unexpired Option or Options without regard to the installment provisions of Section 5; provided, however, that such exercise shall be subject to the consummation of the Reorganization.

Subject to any required action by the shareholders of the Company, if the Company shall be the surviving entity in any merger or consolidation, this Option thereafter shall pertain to and apply to the securities to which a holder of Shares equal to the Shares subject to this Option would have been entitled by reason of such merger or consolidation, and the installment provisions of Section 5 shall continue to apply.

In the event of a change in the shares of the Company as presently constituted, which is limited to a change of all of its authorized Stock without par value into the same number of shares of Stock with a par value, the shares resulting from any such change shall be deemed to be the Shares within the meaning of this Option.

To the extent that the foregoing adjustments relate to shares or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided in this Agreement, Optionee shall have no rights by reason of any subdivision or consolidation of shares of Stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, and the number and price of Shares subject to this Option shall not be affected by, and no adjustments shall be made by reason of, any dissolution, liquidation, merger, consolidation or sale of assets or capital stock, or any issue by the Company of shares of stock of any class or securities convertible into shares of stock of any class.

The grant of this Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge, consolidate, dissolve or liquidate or to sell or transfer all or any part of its business or assets.

11. Additional Consideration. Should the Internal Revenue Service determine that the Exercise Price established by the Board as the fair market value per Share is less than the fair market value per Share as of the date of Option grant, Optionee hereby agrees to tender such additional consideration, or agrees to tender upon exercise of all or a portion of this Option, such fair market value per Share as is determined by the Internal Revenue Service.

12. Modification, Extension and Renewal of Options. The Board or Committee, as described in the Plan, may modify, extend or renew this Option or accept its surrender (to the extent not yet exercised) and authorize the granting of a new option in substitution for it (to the extent not yet exercised), subject at all times to the Plan, Code section 422 and N.R.S. § 78.200. Notwithstanding the foregoing provisions of this Section 12, no modification shall, without the consent of the Optionee, alter to the Optionee’s detriment or impair any rights of Optionee under this Agreement.

13. Investment Intent; Restrictions on Transfer.

(a) Optionee represents and agrees that if Optionee exercises this Option in whole or in part, Optionee will in each case acquire the Shares upon such exercise for the purpose of investment and not with a view to, or for resale in connection with, any distribution thereof; and that upon the exercise of this Option in whole or in part, Optionee (or any person or persons entitled to exercise this Option under the provisions of Sections 7 and 8 of this Agreement) shall furnish to the Company a written statement to such effect, satisfactory to the Company in form and substance. If the Shares represented by this Option are registered under the Securities Act, either before or after the exercise of this Option in whole or in part, the Optionee shall be relieved of the investment representation and agreement and shall not be required to furnish the Company with the written statement.

(b) Optionee further represents that Optionee has had access to the financial statements or books and records of the Company, has had the opportunity to ask questions of the Company concerning its business, operations and financial condition, and to obtain additional information reasonably necessary to verify the accuracy of such information.

(c) Unless and until the Shares represented by this Option are registered under the Securities Act, all certificates representing the Shares and any certificates subsequently issued in substitution therefor and any certificate for any securities issued pursuant to any stock split, share reclassification, stock dividend or other similar capital event shall bear legends in substantially the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED OR OTHERWISE QUALIFIED UNDER THE SECURITIES ACT OF 1933 (THE “SECURITIES ACT”) OR UNDER THE APPLICABLE SECURITIES LAWS OF ANY STATE. NEITHER THESE SECURITIES NOR ANY INTEREST THEREIN MAY BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE SECURITIES LAWS OF ANY STATE, UNLESS PURSUANT TO EXEMPTIONS THEREFROM.

The certificates also shall bear such other legend or legends as the Company and its counsel deem necessary or appropriate. Appropriate stop transfer instructions with respect to the Shares have been placed with the Company’s transfer agent.

14. Effects of Early Disposition. Optionee understands that if an Optionee disposes of shares acquired hereunder within two (2) years after the date of this Option or within one (1) year after the date of issuance of such shares to Optionee, the Optionee will be treated for income tax purposes as having received ordinary income at the time of the disposition of an amount generally measured by the difference between the purchase price and the fair market value of such stock on the date of exercise, subject to adjustment for any tax previously paid, in addition to any tax on the difference between the sales price and Optionee’s adjusted cost basis in such shares. The foregoing amount may be measured differently if Optionee is an officer, director or Ten Percent Holder of the Company. Optionee agrees to notify the Company within ten (10) working days of any such disposition.

15. Stand-off Agreement. Optionee agrees that in connection with any registration of the Company’s securities under the Securities Act, and upon the request of the Company or any underwriter managing an underwritten offering of the Company’s securities, Optionee shall not sell, short any sale of, loan, grant an option for, or otherwise dispose of any of the Shares (other than Shares included in the offering) without the prior written consent of the Company or such managing underwriter, as applicable, for a period of at least six (6) months following the effective date of registration of the offering.

16. Reserved.

17. Notices. Any notice required to be given pursuant to this Option or the Plan shall be in writing and shall be deemed to be delivered upon receipt or, in the case of notices by the Company, five (5) days after deposit in the U.S. mail, postage prepaid, addressed to Optionee at the address last provided to the Company by Optionee for his or her employee records.

18. Agreement Subject to Plan; Applicable Law. This Option is made pursuant to the Plan and shall be interpreted to comply with it. A copy of the Plan is available to Optionee, at no charge, at the principal office of the Company. Any provision of this Option inconsistent with the Plan shall be considered void and replaced with the applicable provision of the Plan. This Option has been granted, executed and delivered in the State of Nevada, and the interpretation and enforcement shall be governed by the laws thereof and subject to the exclusive jurisdiction of the courts therein.

In witness whereof, the parties hereto have executed this Option as of the date first above written.

Sierra Resource Group Inc.

By:

Optionee

I certify that as of the date hereof I am unmarried.

Optionee

By his or her signature, the spouse of Optionee hereby agrees to be bound by the provisions of the foregoing Incentive Stock Option Agreement.

Spouse of Optionee

Appendix C-1

Sierra Resource Group Inc.

Form of Stock Option Plan Exercise Notice

Sierra Resource Group Inc.

9550 S. Eastern Avenue, Suite 253

Las Vegas, Nevada 89123

Attention: Secretary

Ladies and Gentlemen:

1. Exercise of Option. Effective as of today,                      , the undersigned (“Purchaser”) hereby elects to purchase                      shares (the “Shares”) of the Common Stock of Sierra Resource Group Inc. (the “Company”) under and pursuant to the Company’s 2012 Stock Option Plan (the “Plan”) and the Stock Option Agreement dated                      (the “Option Agreement”). The purchase price for the Shares shall be $             , as required by the Option Agreement.

2. Delivery of Payment. Purchaser herewith delivers to the Company the full purchase price for the Shares in the form of:

[    ] Cash or readily available funds;

[    ] Promissory Note and Security Agreement;

[    ] Formal Request to Net Exercise.

3. Representations of Purchaser. Purchaser acknowledges that Purchaser has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

4. Rights as Stockholder. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Option, notwithstanding the exercise of the Option. The Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date of issuance, except as provided in the Plan.

5. Tax Consultation. Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser’s purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

6. Entire Agreement; Governing Law. The Plan and Option Agreement are incorporated herein by reference. This Agreement, the Plan and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and may not be modified adversely to the Purchaser’s interest except by means of a writing signed by the Company and Purchaser. This agreement is governed by the law of the State of Nevada.

Submitted by:
PURCHASER

[Name] [Address]

Accepted by:

Sierra Resource Group Inc.

By:
[name and title of office]	Date

EXHIBIT D

Sierra Resource Group Inc.

Form of Nonstatutory Stock Option Agreement

This nonstatutory stock option agreement (“Agreement”) is made and entered into as of the date set forth below, by and between Sierra Resource Group Inc., a Nevada corporation (the “Company”), and the employee of the Company named in Section 1(b) (“Optionee”).

In consideration of the covenants set forth in this Agreement, the parties agree as follows:

1. Option Information.

(a) Date of Option:

(b) Optionee:

(c) Number of Shares:

(d) Exercise Price: $

2. Acknowledgments.

(a) Optionee is an employee of the Company.

(b) The Board of Directors (the “Board” which term shall include an authorized committee of the Board of Directors) and shareholders of the Company have heretofore adopted a 2012 Incentive Stock Plan (the “Plan”), pursuant to which this Option is being granted. Capitalized terms in this Agreement shall have the same meanings as defined in the Plan.

(c) The Board has authorized the granting to Optionee of a nonstatutory stock option (“Option”) to purchase shares of Class A Common Stock of the Company (“Stock”) upon the terms and conditions hereinafter stated and pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”) provided by Rule 701 thereunder.

3. Shares; Price. The Company hereby grants to Optionee the right to purchase, upon and subject to the terms and conditions herein stated, the number of shares of Stock set forth in Section 1(c) above (the “Shares”) for cash (or other consideration as is authorized under the Plan and acceptable to the Board of Directors of the Company, in their sole and absolute discretion) at the price per Share set forth in Section 1(d) above (the “Exercise Price”).

4. Term of Option; Continuation of Service. This Option shall expire, and all rights under it to purchase the Shares shall terminate five (5) years from the date hereof. This Option shall earlier terminate subject to Sections 7 and 8 of this Agreement upon, and as of the date of, the termination of Optionee’s employment if such termination occurs prior to the end of the 5-year period. Nothing contained in this Agreement shall confer upon Optionee the right to the continuation of his or her employment by the Company or to interfere with the right of the Company to terminate such employment or to increase or decrease the compensation of Optionee from the rate in existence at the date hereof.

5. Vesting of Option. Subject to the provisions of Sections 7 and 8 of this Agreement, this Option shall become exercisable during the term of Optionee’s employment in five equal annual installments of twenty percent (20%) of the Shares covered by this Option, the first installment to be exercisable on the first anniversary of the date of this Option, with an additional twenty percent (20%) of the Shares becoming exercisable on each of the four successive anniversary dates. The installments shall be cumulative (that is, this option may be exercised, as to any or all shares covered by an installment, at any time or times after an installment becomes exercisable and until expiration or termination of this option).

6. Exercise. This Option shall be exercised by delivery to the Company of (a) written notice of exercise stating the number of Shares being purchased (in whole shares only) and such other information set forth on the form of Notice of Exercise attached to this Agreement as Appendix B-1, (b) a check or cash in the amount of the Exercise Price of the Shares covered by the notice (or such other consideration as has been approved by the Board of Directors consistent with the Plan), and (c) a written investment representation as provided for in Section 13 of this Agreement. This Option shall not be assignable or transferable, except by will or by the laws of descent and distribution, and shall be exercisable only by Optionee during his or her lifetime, except as provided in Section 8 of this Agreement.

7. Termination of Employment. If Optionee shall cease to be employed by the Company for any reason, whether voluntarily or involuntarily, other than by his or her death, Optionee (or if the Optionee shall die after such termination, but prior to such exercise date, Optionee’s personal representative or the person entitled to succeed to the Option) shall have the right at any time within three (3) months following such termination of employment or the remaining term of this Option, whichever is the lesser, to exercise in whole or in part this Option to the extent, but only to the extent, that this Option was exercisable as of the date of termination of employment and had not previously been exercised; provided, however:

(i) If Optionee is permanently disabled (within the meaning of Code Section 22(e)(3)) at the time of termination, the foregoing period shall be extended to one (1) year; or

(ii) If Optionee is terminated “for cause” as that term is defined under the statutes and case law of Nevada, or by the terms of the Plan or this Option Agreement or by any employment agreement between the Optionee and the Company, this Option shall automatically terminate as to all Shares covered by this Option not exercised prior to termination.

Unless terminated earlier, all rights under this Option shall terminate in any event on the expiration date of this Option as defined in Section 4 of this Agreement.

8. Death of Optionee. If the Optionee shall die while in the employ of the Company, Optionee’s personal representative or the person entitled to Optionee’s rights under this Agreement may at any time within six (6) months after the date of Optionee’s death, or during the remaining term of this Option, whichever is the lesser, exercise this Option and purchase Shares to the extent, but only to the extent, that Optionee could have exercised this Option as of the date of Optionee’s death; provided, in any case, that this Option may be so exercised only to the extent that this Option has not previously been exercised by Optionee.

9. No Rights as Shareholder. Optionee shall have no rights as a shareholder with respect to the Shares covered by any installment of this Option until the effective date of issuance of the Shares following exercise of this Option, and no adjustment will be made for dividends or other rights for which the record date is prior to the date such stock certificate or certificates are issued except as provided in Section 10 of this Agreement.

10. Recapitalization. Subject to any required action by the shareholders of the Company, the number of Shares covered by this Option, and the Exercise Price thereof, shall be proportionately adjusted for any increase or decrease in the number of issued shares resulting from a subdivision or consolidation of shares or the payment of a stock dividend, or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company; provided however that the conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration by the Company.”

In the event of a proposed dissolution or liquidation of the Company, a merger or consolidation in which the Company is not the surviving entity, or a sale of all or substantially all of the assets or capital stock of the Company (collectively, a “Reorganization”), unless otherwise provided by the Board, this Option shall terminate immediately prior to such date as is determined by the Board, which date shall be no later than the consummation of the

Reorganization. In such event, if the entity which shall be the surviving entity does not tender to Optionee an offer, having no obligation to do so, to substitute for any unexercised Option a stock option or capital stock of the surviving entity, as applicable, which on an equitable basis shall provide the Optionee with substantially the same economic benefit as such unexercised Option, then the Board may grant to such Optionee, in its sole and absolute discretion and without obligation, the right for a period commencing 30 days prior to and ending immediately prior to the date determined by the Board pursuant hereto for termination of the Option or during the remaining term of the Option, whichever is the lesser, to exercise any unexpired Option or Options without regard to the installment provisions of Section 5; provided, however, that such exercise shall be subject to the consummation of the Reorganization.

Subject to any required action by the shareholders of the Company, if the Company shall be the surviving entity in any merger or consolidation, this Option thereafter shall pertain to and apply to the securities to which a holder of Shares equal to the Shares subject to this Option would have been entitled by reason of the merger or consolidation, and the installment provisions of Section 5 shall continue to apply.

In the event of a change in the shares of the Company as presently constituted, which is limited to a change of all of its authorized Stock without par value into the same number of shares of Stock with a par value, the shares resulting from any such change shall be deemed to be the Shares within the meaning of this Option.

To the extent that the foregoing adjustments relate to shares or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided in this Agreement, Optionee shall have no rights by reason of any subdivision or consolidation of shares of Stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, and the number and price of Shares subject to this Option shall not be affected by, and no adjustments shall be made by reason of, any dissolution, liquidation, merger, consolidation or sale of assets or capital stock, or any issue by the Company of shares of stock of any class or securities convertible into shares of stock of any class.

The grant of this Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge, consolidate, dissolve or liquidate or to sell or transfer all or any part of its business or assets.

11. Taxation Upon Exercise of Option. Optionee understands that, upon exercise of this Option, Optionee will recognize income, for Federal and state income tax purposes, in an amount equal to the amount by which the fair market value of the Shares, determined as of the date of exercise, exceeds the Exercise Price. The acceptance of the Shares by Optionee shall constitute an agreement by Optionee to report such income in accordance with then applicable law and to cooperate with Company in establishing the amount of such income and corresponding deduction to the Company for its income tax purposes. Withholding for Federal or state income and employment tax purposes will be made, if and as required by law, from Optionee’s then current compensation, or, if such current compensation is insufficient to satisfy withholding tax liability, the Company may require Optionee to make a cash payment to cover the liability as a condition of the exercise of this Option.

12. Modification, Extension and Renewal of Options. The Board or Committee, as described in the Plan, may modify, extend or renew this Option or accept its surrender (to the extent not yet exercised) and authorize the granting of a new option in substitution for it (to the extent not yet exercised), subject at all times to the Plan, Code section 422 and Nevada Revised Statutes § 78.200. Notwithstanding the foregoing provisions of this Section 12, no modification shall, without the consent of the Optionee, alter to the Optionee’s detriment or impair any rights of Optionee under this Agreement.

13. Investment Intent; Restrictions on Transfer.

(a) Optionee represents and agrees that if Optionee exercises this Option in whole or in part, Optionee will in each case acquire the Shares upon such exercise for the purpose of investment and not with a view to, or for resale in connection with, any distribution thereof; and that upon the exercise of this Option in whole or in part, Optionee (or any person or persons entitled to exercise this Option under the provisions of Sections 7 and 8 of this Agreement)

shall furnish to the Company a written statement to that effect, satisfactory to the Company in form and substance. If the Shares represented by this Option are registered under the Securities Act, either before or after the exercise of this Option in whole or in part, the Optionee shall be relieved of the investment representation and agreement and shall not be required to furnish the Company with the written statement.

(b) Optionee further represents that Optionee has had access to the financial statements or books and records of the Company, has had the opportunity to ask questions of the Company concerning its business, operations and financial condition, and to obtain additional information reasonably necessary to verify the accuracy of such information.

(c) Unless and until the Shares represented by this Option are registered under the Securities Act, all certificates representing the Shares and any certificates subsequently issued in substitution therefor and any certificate for any securities issued pursuant to any stock split, share reclassification, stock dividend or other similar capital event shall bear legends in substantially the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED OR OTHERWISE QUALIFIED UNDER THE SECURITIES ACT OF 1933 (THE “SECURITIES ACT”) OR UNDER THE APPLICABLE SECURITIES LAWS OF ANY STATE. NEITHER THESE SECURITIES NOR ANY INTEREST THEREIN MAY BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE SECURITIES LAWS OF ANY STATE, UNLESS PURSUANT TO EXEMPTIONS THEREFROM.

The certificates shall also bear such other legend or legends as the Company and its counsel deem necessary or appropriate. Appropriate stop transfer instructions with respect to the Shares have been placed with the Company’s transfer agent.

14. Stand-off Agreement. Optionee agrees that, in connection with any registration of the Company’s securities under the Securities Act, and upon the request of the Company or any underwriter managing an underwritten offering of the Company’s securities, Optionee shall not sell, short any sale of, loan, grant an option for, or otherwise dispose of any of the Shares (other than Shares included in the offering) without the prior written consent of the Company or the managing underwriter, as applicable, for a period of at least six (6) months following the effective date of registration of the offering.

15. Reserved.

16. Notices. Any notice required to be given pursuant to this Option or the Plan shall be in writing and shall be deemed to be delivered upon receipt or, in the case of notices by the Company, five (5) days after deposit in the U.S. mail, postage prepaid, addressed to Optionee at the address last provided by Optionee for his or her employee records.

17. Agreement Subject to Plan; Applicable Law. This Option is made pursuant to the Plan and shall be interpreted to comply therewith. A copy of the Plan is available to Optionee, at no charge, at the principal office of the Company. Any provision of this Option inconsistent with the Plan shall be considered void and replaced with the applicable provision of the Plan. This Option has been granted, executed and delivered in the State of Nevada, and the interpretation and enforcement shall be governed by the laws thereof and subject to the exclusive jurisdiction of the courts therein.

In witness whereof, the parties hereto have executed this Option as of the date first above written.

Sierra Resource Group Inc.

By:

Optionee

I certify that as of the date hereof I am unmarried.

Optionee

By his or her signature, the spouse of Optionee hereby agrees to be bound by the provisions of the foregoing Nonstatutory Stock Option Agreement.

Spouse of Optionee

Appendix D-1

Sierra Resource Group Inc.

Form of Stock Option Plan Exercise Notice

Sierra Resource Group Inc.

9550 S. Eastern Avenue, Suite 253

Las Vegas, Nevada 89123

Attention: Secretary

Ladies and Gentlemen:

1. Exercise of Option. Effective as of today,                     , the undersigned (“Purchaser”) hereby elects to purchase                          shares (the “Shares”) of the Common Stock of Sierra Resource Group Inc. (the “Company”) under and pursuant to the Company’s 2012 Stock Option Plan (the “Plan”) and the Stock Option Agreement dated                      (the “Option Agreement”). The purchase price for the Shares shall be $             , as required by the Option Agreement.

2. Delivery of Payment. Purchaser herewith delivers to the Company the full purchase price for the Shares in the form of:

[    ] Cash or readily available funds;

[    ] Promissory Note and Security Agreement;

[    ] Formal Request to Net Exercise;

3. Representations of Purchaser. Purchaser acknowledges that Purchaser has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

4. Rights as Stockholder. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Option, notwithstanding the exercise of the Option. The Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date of issuance, except as provided in the Plan.

5. Tax Consultation. Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser’s purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

6. Entire Agreement; Governing Law. The Plan and Option Agreement are incorporated herein by reference. This Agreement, the Plan and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and may not be modified adversely to the Purchaser’s interest except by means of a writing signed by the Company and Purchaser. This agreement is governed by the law of the State of Nevada.

Submitted by: PURCHASER

[Name] [Address]

Accepted by:
Sierra Resource Group Inc.

By:
[name and title of office]	Date

EXHIBIT E

Sierra Resource Group Inc.

Form of Nonstatutory Stock Option Agreement

This nonstatutory stock option agreement (“Agreement”) is made and entered into as of the date set forth below, by and between Sierra Resource Group Inc., a Nevada corporation (the “Company”), and the Director of the Company named in Section 1(b) (“Optionee”).

In consideration of the covenants set forth in this Agreement, the parties agree as follows:

1. Option Information.

(a) Date of Option:

(b) Optionee:

(c) Number of Shares:

(d) Exercise Price: $

2. Acknowledgments.

(a) Optionee is a director of the Company.

(b) The Board of Directors (the “Board” which term shall include an authorized committee of the Board of Directors) and shareholders of the Company have heretofore adopted a 2012 Incentive Stock Plan (the “Plan”), pursuant to which this Option is being granted. Capitalized terms in this Agreement shall have the same meanings as defined in the Plan.

(c) The Board has authorized the granting to Optionee of a nonstatutory stock option (“Option”) to purchase shares of Class A Common Stock of the Company (“Stock”) upon the terms and conditions hereinafter stated and pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”) provided by Rule 701 thereunder.

3. Shares; Price. The Company hereby grants to Optionee the right to purchase, upon and subject to the terms and conditions herein stated, the number of shares of Stock set forth in Section 1(c) above (the “Shares”) for cash (or other consideration as is authorized under the Plan and acceptable to the Board of Directors of the Company, in their sole and absolute discretion) at the price per Share set forth in Section 1(d) above (the “Exercise Price”).

4. Term of Option; Continuation of Service. This Option shall expire, and all rights under it to purchase the Shares shall terminate five (5) years from the date hereof. This Option shall earlier terminate subject to Sections 7 and 8 of this Agreement upon, and as of the date of, the termination of Optionee’s employment if such termination occurs prior to the end of the 5-year period. Nothing contained in this Agreement shall confer upon Optionee the right to the continuation of his or her employment by the Company or to interfere with the right of the Company to terminate such employment or to increase or decrease the compensation of Optionee from the rate in existence at the date hereof.

5. Vesting of Option. Subject to the provisions of Sections 7 and 8 of this Agreement, this option shall become exercisable during the term that Optionee serves as Director of the Company in three equal annual installments of thirty-three and one-third percent (33 1/3%) of the shares covered by this Option, the first installment to be exercisable on the first anniversary of this Option, with an additional thirty-three and one-third percent (33 1/3%) of such Shares becoming exercisable on each of the two successive anniversary dates. The installments shall be cumulative (that is, this option may be exercised, as to any or all shares covered by the installment, at any time or times after the installment becomes exercisable and until expiration or termination of this Option.)

6. Exercise. This Option shall be exercised by delivery to the Company of (a) written notice of exercise stating the number of Shares being purchased (in whole shares only) and such other information set forth on the form of Notice of Exercise attached to this Agreement as Appendix B-1, (b) a check or cash in the amount of the Exercise Price of the Shares covered by the notice (or such other consideration as has been approved by the Board of Directors consistent with the Plan), and (c) a written investment representation as provided for in Section 13 of this Agreement. This Option shall not be assignable or transferable, except by will or by the laws of descent and distribution, and shall be exercisable only by Optionee during his or her lifetime, except as provided in Section 8 of this Agreement.

7. Termination of Service as Director. If Optionee shall cease to serve as Director of the Company for any reason, no further installments shall vest pursuant to Section 5, and the maximum number of Shares that Optionee may purchase pursuant to this Option shall be limited to the number of Shares that were vested as of the date the Optionee ceases to be a Director (to the nearest whole Share). Thereupon, optionee shall have the right to exercise this Option, at any time during its remaining term to the extent, but only to the extent, that this Option was exercisable as of the date Optionee ceases to be a Director; provided, however, if the Optionee is removed as a Director pursuant to applicable Nevada Revised Statutes (“N.R.S.”) § 78.335, the foregoing right to exercise shall automatically terminate on the date Optionee ceases to be a Director as to all Shares covered by this Option not exercised prior to termination. Unless earlier terminated, all rights under this Option shall terminate in any event on the expiration date of this Option as defined in Section 4 of this Agreement.

8. Death of Optionee. If the Optionee shall die while in the employ of the Company, Optionee’s personal representative or the person entitled to Optionee’s rights under this Agreement may at any time within six (6) months after the date of Optionee’s death, or during the remaining term of this Option, whichever is the lesser, exercise this Option and purchase Shares to the extent, but only to the extent, that Optionee could have exercised this Option as of the date of Optionee’s death; provided, in any case, that this Option may be so exercised only to the extent that this Option has not previously been exercised by Optionee.

9. No Rights as Shareholder. Optionee shall have no rights as a shareholder with respect to the Shares covered by any installment of this Option until the effective date of issuance of the Shares following exercise of this Option, and no adjustment will be made for dividends or other rights for which the record date is prior to the date such stock certificate or certificates are issued except as provided in Section 10 of this Agreement.

10. Recapitalization: Accelerated Vesting. Subject to any required action by the shareholders of the Company, the number of Shares covered by this Option, and the Exercise Price thereof, shall be proportionately adjusted for any increase or decrease in the number of issued shares resulting from a subdivision or consolidation of shares or the payment of a stock dividend, or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company; provided however that the conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration by the Company.”

In the event of a proposed dissolution or liquidation of the Company, a merger or consolidation in which the Company is not the surviving entity, or a sale of all or substantially all of the assets or capital stock of the Company (collectively, a “Reorganization”), unless otherwise provided by the Board, this Option shall terminate immediately prior to consummation of the proposed action; provided, however, if Optionee shall be a Director at the time the Reorganization is approved by stockholders, Optionee shall have the right to exercise this Option as to all or any part of the Shares, without regard to the installment provisions of Section 5, for a period beginning ten (10) days prior to the consummation of such reorganization or the expiration of this option, whichever is earlier, subject to the consummation of the Reorganization. In such event, the Company shall notify the Optionee, at least thirty (30) days prior to the consummation of such reorganization, of his or her exercise rights, if any, and that the Option shall terminate upon the consummation of the Reorganization.

Subject to any required action by the shareholders of the Company, if the Company shall be the surviving entity in any merger or consolidation, this Option thereafter shall pertain to and apply to the securities to which a holder of Shares equal to the Shares subject to this Option would have been entitled by reason of the merger or consolidation, and the installment provisions of Section 5 shall continue to apply.

In the event of a change in the shares of the Company as presently constituted, which is limited to a change of all of its authorized Stock without par value into the same number of shares of Stock with a par value, the shares resulting from any such change shall be deemed to be the Shares within the meaning of this Option.

To the extent that the foregoing adjustments relate to shares or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided in this Agreement, Optionee shall have no rights by reason of any subdivision or consolidation of shares of Stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, and the number and price of Shares subject to this Option shall not be affected by, and no adjustments shall be made by reason of, any dissolution, liquidation, merger, consolidation or sale of assets or capital stock, or any issue by the Company of shares of stock of any class or securities convertible into shares of stock of any class.

The grant of this Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge, consolidate, dissolve or liquidate or to sell or transfer all or any part of its business or assets.

11. Taxation Upon Exercise of Option. Optionee understands that, upon exercise of this Option, Optionee will recognize income, for Federal and state income tax purposes, in an amount equal to the amount by which the fair market value of the Shares, determined as of the date of exercise, exceeds the Exercise Price. The acceptance of the Shares by Optionee shall constitute an agreement by Optionee to report such income in accordance with then applicable law and to cooperate with Company in establishing the amount of such income and corresponding deduction to the Company for its income tax purposes. Withholding for Federal or state income and employment tax purposes will be made, if and as required by law, from Optionee’s then current compensation, or, if such current compensation is insufficient to satisfy withholding tax liability, the Company may require Optionee to make a cash payment to cover the liability as a condition of the exercise of this Option.

12. Modification, Extension and Renewal of Options. The Board or Committee, as described in the Plan, may modify, extend or renew this Option or accept its surrender (to the extent not yet exercised) and authorize the granting of a new option in substitution for it (to the extent not yet exercised), subject at all times to the Plan, Code section 422 and N.R.S. § 78.200. Notwithstanding the foregoing provisions of this Section 12, no modification shall, without the consent of the Optionee, alter to the Optionee’s detriment or impair any rights of Optionee under this Agreement.

13. Investment Intent; Restrictions on Transfer.

(a) Optionee represents and agrees that if Optionee exercises this Option in whole or in part, Optionee will in each case acquire the Shares upon such exercise for the purpose of investment and not with a view to, or for resale in connection with, any distribution thereof; and that upon the exercise of this Option in whole or in part, Optionee (or any person or persons entitled to exercise this Option under the provisions of Sections 7 and 8 of this Agreement) shall furnish to the Company a written statement to that effect, satisfactory to the Company in form and substance. If the Shares represented by this Option are registered under the Securities Act, either before or after the exercise of this Option in whole or in part, the Optionee shall be relieved of the investment representation and agreement and shall not be required to furnish the Company with the written statement.

(b) Optionee further represents that Optionee has had access to the financial statements or books and records of the Company, has had the opportunity to ask questions of the Company concerning its business, operations and financial condition, and to obtain additional information reasonably necessary to verify the accuracy of such information.

(c) Unless and until the Shares represented by this Option are registered under the Securities Act, all certificates representing the Shares and any certificates subsequently issued in substitution therefor and any certificate for any securities issued pursuant to any stock split, share reclassification, stock dividend or other similar capital event shall bear legends in substantially the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED OR OTHERWISE QUALIFIED UNDER THE SECURITIES ACT OF 1933 (THE “SECURITIES ACT”) OR UNDER THE APPLICABLE SECURITIES LAWS OF ANY STATE. NEITHER THESE SECURITIES NOR ANY INTEREST THEREIN MAY BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE SECURITIES LAWS OF ANY STATE, UNLESS PURSUANT TO EXEMPTIONS THEREFROM.

The certificates shall also bear such other legend or legends as the Company and its counsel deem necessary or appropriate. Appropriate stop transfer instructions with respect to the Shares have been placed with the Company’s transfer agent.

14. Stand-off Agreement. Optionee agrees that, in connection with any registration of the Company’s securities under the Securities Act, and upon the request of the Company or any underwriter managing an underwritten offering of the Company’s securities, Optionee shall not sell, short any sale of, loan, grant an option for, or otherwise dispose of any of the Shares (other than Shares included in the offering) without the prior written consent of the Company or the managing underwriter, as applicable, for a period of at least six (6) months following the effective date of registration of the offering.

15. Reserved.

16. Notices. Any notice required to be given pursuant to this Option or the Plan shall be in writing and shall be deemed to be delivered upon receipt or, in the case of notices by the Company, five (5) days after deposit in the U.S. mail, postage prepaid, addressed to Optionee at the address last provided by Optionee for his or her employee records.

17. Agreement Subject to Plan; Applicable Law. This Option is made pursuant to the Plan and shall be interpreted to comply therewith. A copy of the Plan is available to Optionee, at no charge, at the principal office of the Company. Any provision of this Option inconsistent with the Plan shall be considered void and replaced with the applicable provision of the Plan. This Option has been granted, executed and delivered in the State of Nevada, and the interpretation and enforcement shall be governed by the laws thereof and subject to the exclusive jurisdiction of the courts therein.

In witness whereof, the parties hereto have executed this Option as of the date first above written.

Sierra Resource Group Inc.

By:

Optionee

I certify that as of the date hereof I am unmarried.

Optionee

By his or her signature, the spouse of Optionee hereby agrees to be bound by the provisions of the foregoing Nonstatutory Stock Option Agreement.

Spouse of Optionee

Appendix E-1

Sierra Resource Group Inc.

Form of Stock Option Plan Exercise Notice

Sierra Resource Group Inc.

9550 S. Eastern Avenue, Suite 253

Las Vegas, Nevada 89123

Attention: Secretary

Ladies and Gentlemen:

1. Exercise of Option. Effective as of today,                     , the undersigned (“Purchaser”) hereby elects to purchase                      shares (the “Shares”) of the Common Stock of Sierra Resource Group Inc. (the “Company”) under and pursuant to the Company’s 2012 Stock Option Plan (the “Plan”) and the Stock Option Agreement dated                      (the “Option Agreement”). The purchase price for the Shares shall be $             , as required by the Option Agreement.

2. Delivery of Payment. Purchaser herewith delivers to the Company the full purchase price for the Shares in the form of:

[    ] Cash or readily available funds;

[    ] Promissory Note and Security Agreement;

[    ] Formal Request to Net Exercise;

3. Representations of Purchaser. Purchaser acknowledges that Purchaser has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

4. Rights as Stockholder. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Option, notwithstanding the exercise of the Option. The Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date of issuance, except as provided in the Plan.

5. Tax Consultation. Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser’s purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

6. Entire Agreement; Governing Law. The Plan and Option Agreement are incorporated herein by reference. This Agreement, the Plan and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and may not be modified adversely to the Purchaser’s interest except by means of a writing signed by the Company and Purchaser. This agreement is governed by the law of the State of Nevada.

Submitted by: PURCHASER

[Name] [Address]

Accepted by:
Sierra Resource Group Inc.

By:
[name and title of office]	Date

EXHIBIT F

Sierra Resource Group Inc.

Form of Nonstatutory Stock Option Agreement

This nonstatutory stock option agreement (“Agreement”) is made and entered into as of the date set forth below, by and between Sierra Resource Group Inc., a Nevada corporation (the “Company”), and the consultant of the Company named in Section 1(b) (“Optionee”).

In consideration of the covenants set forth in this Agreement, the parties agree as follows:

1. Option Information.

(a) Date of Option:

(b) Optionee:

(c) Number of Shares:

(d) Exercise Price: $

2. Acknowledgments.

(a) Optionee is a consultant of the Company.

(b) The Board of Directors (the “Board” which term shall include an authorized committee of the Board of Directors) and shareholders of the Company have heretofore adopted a 2012 Incentive Stock Plan (the “Plan”), pursuant to which this Option is being granted. Capitalized terms in this Agreement shall have the same meanings as defined in the Plan.

(c) The Board has authorized the granting to Optionee of a nonstatutory stock option (“Option”) to purchase shares of Class A Common Stock of the Company (“Stock”) upon the terms and conditions hereinafter stated and pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”) provided by Rule 701 thereunder.

3. Shares; Price. The Company hereby grants to Optionee the right to purchase, upon and subject to the terms and conditions herein stated, the number of shares of Stock set forth in Section 1(c) above (the “Shares”) for cash (or other consideration as is authorized under the Plan and acceptable to the Board of Directors of the Company, in their sole and absolute discretion) at the price per Share set forth in Section 1(d) above (the “Exercise Price”).

4. Term of Option; Continuation of Service. This Option shall expire, and all rights under it to purchase the Shares shall terminate five (5) years from the date hereof. This Option shall earlier terminate subject to Sections 7 and 8 of this Agreement upon, and as of the date of, the termination of Optionee’s employment if such termination occurs prior to the end of the 5-year period. Nothing contained in this Agreement shall confer upon Optionee the right to the continuation of his or her employment by the Company or to interfere with the right of the Company to terminate such employment or to increase or decrease the compensation of Optionee from the rate in existence at the date hereof.

5. Vesting of Option. Subject to the provisions of Sections 7 and 8 of this Agreement, this Option shall be exercisable at any time during the term that Optionee serves as a consultant of the Company (not to exceed 5 years).

6. Exercise. This Option shall be exercised by delivery to the Company of (a) written notice of exercise stating the number of Shares being purchased (in whole shares only) and such other information set forth on the form of Notice of Exercise attached to this Agreement as Appendix D-1, (b) a check or cash in the amount of the Exercise Price of the Shares covered by the notice (or such other consideration as has been approved by the Board of Directors consistent with the Plan), and (c) a written investment representation as provided for in Section 13 of this Agreement. This Option shall not be assignable or transferable, except by will or by the laws of descent and distribution, and shall be exercisable only by Optionee during his or her lifetime, except as provided in Section 8 of this Agreement.

7. Termination of Service as Consultant. If Optionee’s service as a consultant to the Company terminates for any reason, the Optionee shall have the right at any time within thirty (30) days following such termination of services or the remaining term of this Option, whichever is lesser, to exercise in whole or in part this Option. Unless earlier terminated, all rights under this Option shall terminate in any event on the expiration date of this Option as defined in Section 4 of this Agreement.

8. Death of Optionee. If the Optionee shall die while in the employ of the Company, Optionee’s personal representative or the person entitled to Optionee’s rights under this Agreement may at any time within six (6) months after the date of Optionee’s death, or during the remaining term of this Option, whichever is the lesser, exercise this Option and purchase Shares to the extent, but only to the extent, that Optionee could have exercised this Option as of the date of Optionee’s death; provided, in any case, that this Option may be so exercised only to the extent that this Option has not previously been exercised by Optionee.

9. No Rights as Shareholder. Optionee shall have no rights as a shareholder with respect to the Shares covered by this Option until the effective date of issuance of the Shares following exercise of this Option, and no adjustment will be made for dividends or other rights for which the record date is prior to the date such stock certificate or certificates are issued except as provided in Section 10 of this Agreement.

10. Recapitalization. Subject to any required action by the shareholders of the Company, the number of Shares covered by this Option, and the Exercise Price thereof, shall be proportionately adjusted for any increase or decrease in the number of issued shares resulting from a subdivision or consolidation of shares or the payment of a stock dividend, or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company; provided however that the conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration by the Company.”

In the event of a proposed dissolution or liquidation of the Company, a merger or consolidation in which the Company is not the surviving entity, or a sale of all or substantially all of the assets or capital stock of the Company (collectively, a “Reorganization”), unless otherwise provided by the Board, this Option shall terminate immediately prior to consummation of the proposed action; provided, however, if Optionee shall be a Consultant at the time the Reorganization is approved by stockholders, Optionee shall have the right to exercise this Option as to all or any part of the Shares, for a period beginning ten (10) days prior to the consummation of such reorganization or the expiration of this Option, whichever is earlier, subject to the consummation of the Reorganization. In such event, the Company shall notify the Optionee, at least thirty (30) days prior to the consummation of such reorganization, of his or her exercise rights, if any, and that the Option shall terminate upon the consummation of the Reorganization.

Subject to any required action by the shareholders of the Company, if the Company shall be the surviving entity in any merger or consolidation, this Option thereafter shall pertain to and apply to the securities to which a holder of Shares equal to the Shares subject to this Option would have been entitled by reason of the merger or consolidation.

In the event of a change in the shares of the Company as presently constituted, which is limited to a change of all of its authorized Stock without par value into the same number of shares of Stock with a par value, the shares resulting from any such change shall be deemed to be the Shares within the meaning of this Option.

To the extent that the foregoing adjustments relate to shares or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided in this Agreement, Optionee shall have no rights by reason of any subdivision or consolidation of shares of Stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, and the number and price of Shares subject to this Option shall not be affected by, and no adjustments shall be made by reason of, any dissolution, liquidation, merger, consolidation or sale of assets or capital stock, or any issue by the Company of shares of stock of any class or securities convertible into shares of stock of any class.

The grant of this Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge, consolidate, dissolve or liquidate or to sell or transfer all or any part of its business or assets.

11. Taxation Upon Exercise of Option. Optionee understands that, upon exercise of this Option, Optionee will recognize income, for Federal and state income tax purposes, in an amount equal to the amount by which the fair market value of the Shares, determined as of the date of exercise, exceeds the Exercise Price. The acceptance of the Shares by Optionee shall constitute an agreement by Optionee to report such income in accordance with then applicable law and to cooperate with Company in establishing the amount of such income and corresponding deduction to the Company for its income tax purposes. Withholding for Federal or state income and employment tax purposes will be made, if and as required by law, from Optionee’s then current compensation, or, if such current compensation is insufficient to satisfy withholding tax liability, the Company may require Optionee to make a cash payment to cover the liability as a condition of the exercise of this Option.

12. Modification, Extension and Renewal of Options. The Board or Committee, as described in the Plan, may modify, extend or renew this Option or accept its surrender (to the extent not yet exercised) and authorize the granting of a new option in substitution for it (to the extent not yet exercised), subject at all times to the Plan, Code section 422 and N.R.S. § 78.200. Notwithstanding the foregoing provisions of this Section 12, no modification shall, without the consent of the Optionee, alter to the Optionee’s detriment or impair any rights of Optionee under this Agreement.

13. Investment Intent; Restrictions on Transfer.

(a) Optionee represents and agrees that if Optionee exercises this Option in whole or in part, Optionee will in each case acquire the Shares upon such exercise for the purpose of investment and not with a view to, or for resale in connection with, any distribution thereof; and that upon the exercise of this Option in whole or in part, Optionee (or any person or persons entitled to exercise this Option under the provisions of Sections 7 and 8 of this Agreement) shall furnish to the Company a written statement to that effect, satisfactory to the Company in form and substance. If the Shares represented by this Option are registered under the Securities Act, either before or after the exercise of this Option in whole or in part, the Optionee shall be relieved of the investment representation and agreement and shall not be required to furnish the Company with the written statement.

(b) Optionee further represents that Optionee has had access to the financial statements or books and records of the Company, has had the opportunity to ask questions of the Company concerning its business, operations and financial condition, and to obtain additional information reasonably necessary to verify the accuracy of such information.

(c) Unless and until the Shares represented by this Option are registered under the Securities Act, all certificates representing the Shares and any certificates subsequently issued in substitution therefor and any certificate for any securities issued pursuant to any stock split, share reclassification, stock dividend or other similar capital event shall bear legends in substantially the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED OR OTHERWISE QUALIFIED UNDER THE SECURITIES ACT OF 1933 (THE “SECURITIES ACT”) OR UNDER THE APPLICABLE SECURITIES LAWS OF ANY STATE. NEITHER THESE SECURITIES NOR ANY INTEREST THEREIN MAY BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE SECURITIES LAWS OF ANY STATE, UNLESS PURSUANT TO EXEMPTIONS THEREFROM.

The certificates shall also bear such other legend or legends as the Company and its counsel deem necessary or appropriate. Appropriate stop transfer instructions with respect to the Shares have been placed with the Company’s transfer agent.

14. Stand-off Agreement. Optionee agrees that, in connection with any registration of the Company’s securities under the Securities Act, and upon the request of the Company or any underwriter managing an underwritten offering of the Company’s securities, Optionee shall not sell, short any sale of, loan, grant an option for, or otherwise dispose of any of the Shares (other than Shares included in the offering) without the prior written consent of the Company or the managing underwriter, as applicable, for a period of at least six (6) months following the effective date of registration of the offering.

15. Reserved.

16. Notices. Any notice required to be given pursuant to this Option or the Plan shall be in writing and shall be deemed to be delivered upon receipt or, in the case of notices by the Company, five (5) days after deposit in the U.S. mail, postage prepaid, addressed to Optionee at the address last provided by Optionee for his or her employee records.

17. Agreement Subject to Plan; Applicable Law. This Option is made pursuant to the Plan and shall be interpreted to comply therewith. A copy of the Plan is available to Optionee, at no charge, at the principal office of the Company. Any provision of this Option inconsistent with the Plan shall be considered void and replaced with the applicable provision of the Plan. This Option has been granted, executed and delivered in the State of Nevada, and the interpretation and enforcement shall be governed by the laws thereof and subject to the exclusive jurisdiction of the courts therein.

In witness whereof, the parties hereto have executed this Option as of the date first above written.

Sierra Resource Group Inc.

By:

Optionee

I certify that as of the date hereof I am unmarried.

Optionee

By his or her signature, the spouse of Optionee hereby agrees to be bound by the provisions of the foregoing Nonstatutory Stock Option Agreement.

Spouse of Optionee

Appendix F-1

Sierra Resource Group Inc.

Form of Stock Option Plan Exercise Notice

Sierra Resource Group Inc.

9550 S. Eastern Avenue, Suite 253

Las Vegas, Nevada 89123

Attention: Secretary

Ladies and Gentlemen:

1. Exercise of Option. Effective as of today,                     , the undersigned (“Purchaser”) hereby elects to purchase              shares (the “Shares”) of the Common Stock of Sierra Resource Group Inc. (the “Company”) under and pursuant to the Company’s 2012 Stock Option Plan (the “Plan”) and the Stock Option Agreement dated                      (the “Option Agreement”). The purchase price for the Shares shall be $             , as required by the Option Agreement.

2. Delivery of Payment. Purchaser herewith delivers to the Company the full purchase price for the Shares in the form of:

[    ] Cash or readily available funds;

[    ] Promissory Note and Security Agreement;

[    ] Formal Request to Net Exercise;

3. Representations of Purchaser. Purchaser acknowledges that Purchaser has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

4. Rights as Stockholder. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Option, notwithstanding the exercise of the Option. The Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date of issuance, except as provided in the Plan.

5. Tax Consultation. Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser’s purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

6. Entire Agreement; Governing Law. The Plan and Option Agreement are incorporated herein by reference. This Agreement, the Plan and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and may not be modified adversely to the Purchaser’s interest except by means of a writing signed by the Company and Purchaser. This agreement is governed by the law of the State of Nevada.

Submitted by: PURCHASER

[Name] [Address]

Accepted by:
Sierra Resource Group Inc.

By:
[name and title of office]	Date

EXHIBIT G

Sierra Resource Group Inc.

Form of Stock Award Agreement

THIS STOCK AWARD AGREEMENT (“Agreement”) is made and entered into as of the date set forth below, by and between Sierra Resource Group Inc., a Nevada corporation (the “Company”), and the [employee/ director/ consultant] of the Company named in Section 1(b) (“Grantee”).

In consideration of the covenants set forth in this Agreement, the parties agree as follows:

1. Stock Award Information

(a) Date of Award:

(b) Grantee:

(c) Number of Shares:

(d) Original Value: $

2. Acknowledgments

(a) Grantee is [an employee or a director or a consultant] of the Company.

(b) The Company has adopted a 2012 Incentive Stock Plan (the “Plan”) under which the Company’s Class A Common Stock (“Stock”) may be offered to directors, officers, employees and consultants pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”) provided by Rule 701 thereunder. Capitalized terms in this Agreement shall have the same meaning as defined in the Plan.

(c) The Company desires to grant the Grantee shares of its Stock pursuant to Nevada Revised Statutes § 78.215 and as provided in this Agreement.

3. Shares; Value. The Company hereby grants to Grantee, upon and subject to the terms and conditions stated in this Agreement, the number of shares of Stock set forth in Section 1(c) (the “Shares”), which Shares have a fair value per share (“Original Value”) equal to the amount set forth in Section 1(d). For the purpose of this Agreement, the terms “Share” or “Shares” shall include the original Shares plus any shares derived therefrom, regardless of the fact that the number, attributes or par value of the Shares may have been altered by reason of any recapitalization, subdivision, consolidation, stock dividend or amendment of the corporate charter of the Company. The number of Shares covered by this Agreement and the Original Value of the Shares shall be proportionately adjusted for any increase or decrease in the number of issued shares resulting from a recapitalization, subdivision or consolidation of shares or the payment of a stock dividend, or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company.

4. Investment Intent. Grantee represents and agrees that Grantee is accepting the Shares for the purpose of investment and not with a view to, or for resale in connection with, any distribution thereof; and that, if requested, Grantee shall furnish to the Company a written statement to that effect, satisfactory to the Company in form and substance. If the Shares are registered under the Securities Act, Grantee shall be relieved of the investment representation and agreement and shall not be required to furnish the Company with the written statement.

5. Representations and Warranties of Grantee. This Agreement and the issuance and grant of the Shares under this Agreement are made by the Company in reliance upon the express representations and warranties of the Grantee, which by acceptance hereof the Grantee confirms, as follows:

(a) The Shares granted to him or her pursuant to this Agreement are being acquired by him or her for his or her own account, for investment purposes, and not with a view to, or for sale in connection with, any distribution of the Shares. It is understood that the Shares have not been registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act which depends, among other things, upon the bona fide nature of his or her representations as expressed in this Agreement;

(b) The Shares must be held by him or her indefinitely unless they are subsequently registered under the Securities Act and any applicable state securities laws, or an exemption from such registration is available. The Company is under no obligation to register the Shares or to make available any such exemption; and

(c) Grantee further represents that Grantee has had access to the financial statements or books and records of the Company, has had the opportunity to ask questions of the Company concerning its business, operations and financial condition and to obtain additional information.

(d) Unless and until the Shares represented by this Grant are registered under the Securities Act, all certificates representing the Shares and any certificates subsequently issued in substitution therefor and any certificate for any securities issued pursuant to any stock split, share reclassification, stock dividend or other similar capital event shall bear legends in substantially the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED OR OTHERWISE QUALIFIED UNDER THE SECURITIES ACT OF 1933 (THE “SECURITIES ACT”) OR UNDER THE APPLICABLE SECURITIES LAWS OF ANY STATE. NEITHER THESE SECURITIES NOR ANY INTEREST THEREIN MAY BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE SECURITIES LAWS OF ANY STATE, UNLESS PURSUANT TO EXEMPTIONS THEREFROM.

The certificates shall also bear such other legend or legends as the Company and its counsel deem necessary or appropriate. Appropriate stop transfer instructions with respect to the Shares have been placed with the Company’s transfer agent.

(e) Grantee understands that he or she will recognize income, for Federal and state income tax purposes, in an amount equal to the amount by which the fair market value of the Shares, as of the date of grant, exceeds the price paid by Grantee, if any. The acceptance of the Shares by Grantee shall constitute an agreement by Grantee to report such income in accordance with then applicable law. Withholding for Federal or state income and employment tax purposes will be made, if and as required by law, from Grantee’s then current compensation, or, if such current compensation is insufficient to satisfy withholding tax liability, the Company may require Grantee to make a cash payment to cover such liability.

6. Stand-off Agreement. Grantee agrees that, in connection with any registration of the Company’s securities under the Securities Act, and upon the request of the Company or any underwriter managing an underwritten offering of the Company’s securities, Grantee shall not sell, short any sale of, loan, grant an option for, or otherwise dispose of any of the Shares (other than Shares included in the offering) without the prior written consent of the Company or the managing underwriter, as applicable, for a period of at least six (6) months following the effective date of registration of the offering. This Section 7 shall survive any termination of this Agreement.

7. Termination of Agreement. This Agreement shall terminate on the occurrence of any one of the following events: (a) written agreement of all parties to that effect; (b) a proposed dissolution or liquidation of the Company, a merger or consolidation in which the Company is not the surviving entity, or a sale of all or substantially all of the assets of the Company; (c) the closing of any public offering of common stock of the Company pursuant to an effective registration statement under the Securities Act; or (d) dissolution, bankruptcy, or insolvency of the Company.

8. Agreement Subject to Plan; Applicable Law. This Grant is made pursuant to the Plan and shall be interpreted to comply therewith. A copy of the Plan is available to Grantee, at no charge, at the principal office of the Company. Any provision of this Agreement inconsistent with the Plan shall be considered void and replaced with the applicable provision of the Plan. This Grant shall be governed by the laws of the State of Nevada and subject to the exclusive jurisdiction of the courts in Nevada.

9. Miscellaneous.

(a) Notices. Any notice required to be given pursuant to this Agreement or the Plan shall be in writing and shall be deemed to have been duly delivered upon receipt or, in the case of notices by the Company, 5 days after deposit in the U.S. mail, postage prepaid, addressed to Grantee at the last address provided by Grantee for use in the Company’s records.

(b) Entire Agreement. This instrument constitutes the sole agreement of the parties with respect to the Shares. Any prior agreements, promises or representations concerning the Shares not included or referenced in this Agreement shall be of no force or effect. This Agreement shall be binding on, and shall inure to the benefit of, the parties and their respective transferees, heirs, legal representatives, successors, and assigns.

(c) Enforcement. This Agreement shall be construed in accordance with, and governed by, the laws of the State of California and subject to the exclusive jurisdiction of the courts located in [name of county] County, [state]. If Grantee attempts to transfer any of the Shares subject to this Agreement, or any interest in them in violation of the terms of this Agreement, the Company may apply to any court for an injunctive order prohibiting the proposed transaction, and the Company may institute and maintain proceedings against Grantee to compel specific performance of this Agreement without the necessity of proving the existence or extent of any damages to the Company. Any such attempted transaction in violation of this Agreement shall be null and void.

(d) Validity of Agreement. The provisions of this Agreement may be waived, altered, amended, or repealed, in whole or in part, only on the written consent of all parties hereto. It is intended that each Section of this Agreement shall be viewed as separate and divisible, and in the event that any Section shall be held to be invalid, the remaining Sections shall continue to be in full force and effect.

In witness whereof, the parties have executed this Agreement as of the date first above written.

Sierra Resource Group Inc.

By:

Grantee

I certify that as of the date hereof I am unmarried.

Grantee

By his or her signature, the spouse of Grantee hereby agrees to be bound by the provisions of the foregoing stock award agreement.

Spouse of Grantee